Posting Supplement No. 56 dated December 7, 2008 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 355129

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
355129	$3,500	18.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 355129. Member loan 355129 was requested on December 3, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Eisenhower Foundation	Debt-to-income ratio:	0.91%
Length of employment:	10 years 6 months	Location:	Washington, DC

Home town:	Washington DC
Current & past employers:	Eisenhower Foundation, Walter Reed Institute of Research
Education:

This borrower member posted the following loan description, which has not been verified:

I am writing to request a loan in the amount of $3,500 to help with expenses associated with my eldest son attending college.? He is the first of 13 grandchildren to attend college, he is a great kid, he gets good grades and I want to help him as much as possible.? The money would be used to purchase a laptop, textbooks for the upcoming spring semester and to finance trips home for Christmas and the spring break.? Though the terms call for this loan to be paid off in a couple of years, the plan is to pay it off in half that time.? Thanks for reading my listing and thanks for your consideration.

A credit bureau reported the following information about this borrower member on August 27, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,773.00	Public Records On File:	0
Revolving Line Utilization:	10.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 360157

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
360157	$15,000	11.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 360157. Member loan 360157 was requested on November 22, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	General Dynamics Armament & Technical Products	Debt-to-income ratio:	22.43%
Length of employment:	1 year 2 months	Location:	Limington, ME

Home town:
Current & past employers:	General Dynamics Armament & Technical Products, National Semiconductor
Education:	Southern Maine Technical College

This borrower member posted the following loan description, which has not been verified:

I am requesting a $20,000 loan to pay for new roof and to consolidate bills. I cannot pay credit cards and pay for new roof. If consolidated I will be able to live comfortably instead of worrying about which bill I may forgo because of my new roof.The house is 8 years old- It received wind damage last year and I am doubtful that I can get Homeowners insurance to cover the expense. It started to leak last week when we had an electrican over to install a new bathroom fan. We discovered the dripping in the attic. It is 3 brd cape cod on 2.76 acres well kept house and lansdcaped. The house appraised last year @251,000. I have a great paying Job @ a Large employer in So. ME. I work 45- 50 hrs per week on salary with overtime I am an extremly hard working Professional cash strap. My truck loan is almost paid >12 more months which would free up additional cash 2010. I have a goal to become debt free from credit cards and auto loan within 3 years. I will then start investing once again.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,635.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 360185

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
360185	$14,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 360185. Member loan 360185 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	n/a	Debt-to-income ratio:	1.73%
Length of employment:	n/a	Location:	Plano, TX

Home town:	Dallas
Current & past employers:
Education:	The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

Currently work for an accounting firm but want to pursue my dream of becoming a professional pilot. Thanks for your help.

A credit bureau reported the following information about this borrower member on October 25, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,044.00	Public Records On File:	0
Revolving Line Utilization:	13.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 361735

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
361735	$25,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 361735. Member loan 361735 was requested on December 3, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,219 / month
Current employer:	CBXMAN.com	Debt-to-income ratio:	14.84%
Length of employment:	5 years 10 months	Location:	Edwardsville, PA

Home town:	Syracuse
Current & past employers:	CBXMAN.com, Apex Building Products
Education:	Wilkes College

This borrower member posted the following loan description, which has not been verified:

Our business, www.cbxmanmotorcycles.com, has grown tremendously this year and we are now in a cash short position. Our sales have gone from $725K for fiscal 2007 to $1.3mil so far this year.We have invested in inventory purchased at very good prices but we are now short of cash to fund current purchases. We'll use these funds to pay our major suppliers so they will continue to ship us and fuel our growth. We actually could use $50K to $75K but have only requested what is shown as your maximum on this screen. My wife and I own the 25,000 sf building that houses our business and an apartment where we live. In addition to CBXMANMOTORCYCLES.com (Owned by CBXMAN.com) we derive rental income by renting space in our building to one of our suppliers, QLINK Motors LP, a Taiwan based company with headquarters here in the USA in Grapevine, Texas. We are the #1 QLINK products dealer in the USA.

A credit bureau reported the following information about this borrower member on November 4, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1981	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45,312.00	Public Records On File:	0
Revolving Line Utilization:	46.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 362732

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362732	$18,400	12.41%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362732. Member loan 362732 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,083 / month
Current employer:	SAIC	Debt-to-income ratio:	14.38%
Length of employment:	4 years 7 months	Location:	Stephens City, VA

Home town:	Denver
Current & past employers:	SAIC, Electronic Data Systems
Education:	B.S. Finance at Colorado State University

This borrower member posted the following loan description, which has not been verified:

My goal is to pay off my credit cards and pay a lower interest rate overall. My combined credit card rates are about 18% in total. My wife and I combined make $147,000 a year. We have also never been late on any payments and have a clean credit record. We also have $5,000 in checking as a cushion to make sure that all of our bills are paid immediately. Thank you ~ Paul

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,969.00	Public Records On File:	0
Revolving Line Utilization:	89.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363433

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363433	$5,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363433. Member loan 363433 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	New York Life	Debt-to-income ratio:	3.02%
Length of employment:	6 years	Location:	Dallas, TX

Home town:	Graham
Current & past employers:	New York Life
Education:	Texas Tech University

This borrower member posted the following loan description, which has not been verified:

I would like to use this loan to pay off my 2007 tax bill. I owe close to $5,000. Given the rate they are changing me combined with a payoff period of only 12 months, this makes more sense for me financially. I should be able to pay if off early, but would like to have the additional flexibility of a 3 year payment period.

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	15	Months Since Last Delinquency:	7
Revolving Credit Balance:	$4,339.00	Public Records On File:	0
Revolving Line Utilization:	13.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364291

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364291	$20,000	13.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364291. Member loan 364291 was requested on November 24, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	WKYC-TV INC.	Debt-to-income ratio:	18.19%
Length of employment:	16 years	Location:	CLEVELAND, OH

Home town:	Geneva
Current & past employers:	WKYC-TV INC.
Education:	Lakeland Community College

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan in order to pay off high interest credit cards and get out of debt faster. I have no problem making my payments, but because of high interest rates, it's almost impossible to pay down the balances.

A credit bureau reported the following information about this borrower member on November 24, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,282.00	Public Records On File:	0
Revolving Line Utilization:	68.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364333

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364333	$13,400	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364333. Member loan 364333 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Time Warner Cable	Debt-to-income ratio:	21.73%
Length of employment:	9 years 5 months	Location:	Colorado Springs, CO

Home town:	Santa Barbara
Current & past employers:	Time Warner Cable, Fillmore Gazette
Education:	Ventura College

This borrower member posted the following loan description, which has not been verified:

I would like to combine balances on 2 credit cards and payoff a jet ski.

A credit bureau reported the following information about this borrower member on November 17, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,444.00	Public Records On File:	1
Revolving Line Utilization:	61.60%	Months Since Last Record:	118
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 364366

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364366	$17,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364366. Member loan 364366 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Lockheed Martin	Debt-to-income ratio:	0.48%
Length of employment:	40 years	Location:	AURORA, CO

Home town:	Westminster
Current & past employers:	Lockheed Martin
Education:

This borrower member posted the following loan description, which has not been verified:

Home Improvements including renovated kitchen and flooring throughout the main floor.

A credit bureau reported the following information about this borrower member on November 17, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,863.00	Public Records On File:	0
Revolving Line Utilization:	7.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 364574

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364574	$12,500	9.38%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364574. Member loan 364574 was requested on November 24, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,700 / month
Current employer:	The North Face	Debt-to-income ratio:	3.67%
Length of employment:	2 years 8 months	Location:	Alameda, CA

Home town:	Easton
Current & past employers:	The North Face, Nestle USA, Inc,
Education:	Pennsylvania State University

This borrower member posted the following loan description, which has not been verified:

I have two credit cards that I've consolidated into one. I'd like to refinance the remaining debt to get a better rate so I can pay them off sooner.

A credit bureau reported the following information about this borrower member on November 24, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,495.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364594	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364594. Member loan 364594 was requested on November 25, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	Sun Microsystems	Debt-to-income ratio:	4.16%
Length of employment:	10 years 7 months	Location:	Superior, CO

Home town:	La Porte City
Current & past employers:	Sun Microsystems
Education:	California Lutheran University

This borrower member posted the following loan description, which has not been verified:

I will use the funds to pay off & close a credit card account that recently raised my interest rate, despite my excellent credit history. I have paid my bills 100% on time throughout my adult life. However, in today's credit environment it has become increasingly difficult to obtain favorable terms through traditional lenders. Therefore, I am excited to give Lending Club a try.

A credit bureau reported the following information about this borrower member on November 18, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,331.00	Public Records On File:	0
Revolving Line Utilization:	86.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 364713

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364713	$6,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364713. Member loan 364713 was requested on November 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	outback steakhouse	Debt-to-income ratio:	2.34%
Length of employment:	4 years	Location:	kihei, HI

Home town:	Kahului
Current & past employers:	outback steakhouse
Education:	Empire Beauty School

This borrower member posted the following loan description, which has not been verified:

finish cosmetology school

A credit bureau reported the following information about this borrower member on November 29, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$647.00	Public Records On File:	0
Revolving Line Utilization:	17.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364740

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364740	$12,000	14.30%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364740. Member loan 364740 was requested on November 22, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Holiday Inn	Debt-to-income ratio:	4.95%
Length of employment:	6 years	Location:	DALLAS, TX

Home town:	Dallas
Current & past employers:	Holiday Inn
Education:	17 hours short of graduation from University of North Texas

This borrower member posted the following loan description, which has not been verified:

In an effort to consolidate my current debt, I am requesting a loan. This loan will reduce my current APR that I have with my current revolving credit accounts. By concolidating these debts, I will also reduce my monthly payments enabling me to pay off more toward this loan and pay it back in advance of the scheduled terms.

A credit bureau reported the following information about this borrower member on November 22, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	17
Revolving Credit Balance:	$12,379.00	Public Records On File:	0
Revolving Line Utilization:	91.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365042

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365042	$18,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365042. Member loan 365042 was requested on December 3, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Con Edison	Debt-to-income ratio:	11.46%
Length of employment:	3 years	Location:	Staten Island, NY

Home town:	danberry
Current & past employers:	Con Edison, U.S.I.S
Education:	Lincoln Technical Institute

This borrower member posted the following loan description, which has not been verified:

I'm requesting this loan to pay off credit cards that have a high interest rate.

A credit bureau reported the following information about this borrower member on November 21, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,523.00	Public Records On File:	1
Revolving Line Utilization:	35.90%	Months Since Last Record:	92
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365044

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365044	$6,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365044. Member loan 365044 was requested on November 26, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	amc theaters	Debt-to-income ratio:	6.27%
Length of employment:	8 years 4 months	Location:	daly city, CA

Home town:
Current & past employers:	amc theaters
Education:	West Coast University

This borrower member posted the following loan description, which has not been verified:

to help a family friend get a loan for school

A credit bureau reported the following information about this borrower member on November 21, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	43
Revolving Credit Balance:	$3,289.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 365045

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365045	$12,000	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365045. Member loan 365045 was requested on November 22, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,124 / month
Current employer:	North American Mission Board	Debt-to-income ratio:	23.61%
Length of employment:	20 years	Location:	Canton, GA

Home town:	Ft. Worth
Current & past employers:	North American Mission Board
Education:	Texas Tech University

This borrower member posted the following loan description, which has not been verified:

$8,000 of the $12,000 will be used to consolidate debt which will improve my cash flow by $170/month, even after the new $12K loan. The remaining amount will assist my daughter who has been abandoned by her husband and is now living with us and her three kids. Amount will specifically be used to pay legal fees, taxes and provide some Christmas funds.

A credit bureau reported the following information about this borrower member on November 22, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1978	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,417.00	Public Records On File:	0
Revolving Line Utilization:	77.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 365085

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365085	$3,000	13.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365085. Member loan 365085 was requested on November 22, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	state farm insurance	Debt-to-income ratio:	15.84%
Length of employment:	1 month	Location:	SAN ANTONIO, TX

Home town:	san antonio
Current & past employers:	state farm insurance
Education:	SUNY College at Buffalo

This borrower member posted the following loan description, which has not been verified:

to take care of debts.

A credit bureau reported the following information about this borrower member on November 22, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,964.00	Public Records On File:	0
Revolving Line Utilization:	86.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 365171

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365171	$2,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365171. Member loan 365171 was requested on December 3, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Giant Foods LLC	Debt-to-income ratio:	19.20%
Length of employment:	7 years 2 months	Location:	NORTHAMPTON, PA

Home town:	Allentown
Current & past employers:	Giant Foods LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Wife was in the hospital for surgery and out of work for 6 weeks. Only received 60% disibility for time out of work.

A credit bureau reported the following information about this borrower member on December 3, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	80
Revolving Credit Balance:	$5,396.00	Public Records On File:	0
Revolving Line Utilization:	89.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 365199

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365199	$25,000	17.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365199. Member loan 365199 was requested on November 22, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,417 / month
Current employer:	Workers Compensation Fund	Debt-to-income ratio:	3.94%
Length of employment:	11 years 11 months	Location:	Sandy, UT

Home town:	Cleveland
Current & past employers:	Workers Compensation Fund
Education:	Utah State University

This borrower member posted the following loan description, which has not been verified:

My wife and I owned a business and accumalated some debts. We sold the business but didn't make enough to pay off the debts. We're making the payments but can't get out - mostly because the interest rates on the AMEX credit card we have are so high. We're trying to get a better rate so that we can pay off that debt quicker. I have worked at my current employer for almost 12 years. It is a very stable company with lots of assets. I am on the management team within the IT department. I am very responsible with my debts and pay on time. Thanks for reading.

A credit bureau reported the following information about this borrower member on November 22, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	9
Revolving Credit Balance:	$31,852.00	Public Records On File:	0
Revolving Line Utilization:	80.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 365203

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365203	$8,500	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365203. Member loan 365203 was requested on November 22, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	US Postal Service (USPS)	Debt-to-income ratio:	10.10%
Length of employment:	3 years	Location:	CAPE CORAL, FL

Home town:	NEW BEDFORD
Current & past employers:	US Postal Service (USPS), SUN COUNTRY REALTY OF FL INC.
Education:	NORTHWOOD UNIVERSITY

This borrower member posted the following loan description, which has not been verified:

hello i am inquiring about a personal loan of $8500 to consolidate my credit card debt. times are tough & by doing this i will get a lower rate with a personal loan then my cards. this way i am actually pay them off / making a dent in a 36 month period. i have a steady job at the united states post office. the hours have been cut but i am barely scrapping by---i need help. thank you

A credit bureau reported the following information about this borrower member on November 22, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	34	Months Since Last Delinquency:	21
Revolving Credit Balance:	$8,787.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 365220

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365220	$7,350	14.30%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365220. Member loan 365220 was requested on November 22, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Brown Shoe Company	Debt-to-income ratio:	8.22%
Length of employment:	9 months	Location:	St. Louis, MO

Home town:	Brooklyn
Current & past employers:	Brown Shoe Company, The Limited Brands, Club Monaco, Aeropostale, Ann Taylor Stores
Education:	SUNY at Fredonia

This borrower member posted the following loan description, which has not been verified:

I promised to help my sister complete the renovation of the studio apartment she put aside for me in her house. She agreed to pay for some of the costs and this is my part. The improvement to the house will increase its value by approximately $35K and she will get a HELOC to give me the money to pay off the club loan, while I just make the repayments to her. I am a very responsible adult with a great paying job and can easily make the monthly payments until I pay off the loan in full (estimating 12 months or less).

A credit bureau reported the following information about this borrower member on November 22, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	70
Revolving Credit Balance:	$13,081.00	Public Records On File:	0
Revolving Line Utilization:	83.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 365239

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365239	$24,000	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365239. Member loan 365239 was requested on November 22, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:	self	Debt-to-income ratio:	6.24%
Length of employment:	4 years	Location:	deerfield beach, FL

Home town:	miami
Current & past employers:	self
Education:	insurance broker 46 states

This borrower member posted the following loan description, which has not been verified:

This loan is for working capital. I am not looking to borrow capital to get started in a new business.This money will be used to open a business independently .I have already proven this formula works .I am looking to implement the same foundation in which I have been very successful for the last 4 years. The only difference is this time I want to make myself /partner wealthy instead of business owners I work for.Over the course of many years I encountered companies that I work for always seem to benefit from the fruits of my labor more than myself. I am License Insurance Professional/ National Broker in 46 states specializing in Health,Life, and Annuities with a proven track record of success. I Ranked #1 for last 4 years running in my field with my former company.They employed over 200 agents. I Ranked in the top 5% of the entire country for my efforts. I have built relationships in the industry based on my own personal dedication and great work ethic. I am in a highly regulated industry that requires me to have full back round checks,finger printing,and allows no legal violations, Liens and/or Bankruptcies. I am highly respected with several fortunes 500 companies such as United Health Care,Humana, Aetna and a variety of top carriers for my production and overall performance. The money being lent is to provide myself with the opportunity spread my wings and open a business of my own .Getting away organizations that limit my financial freedom and decide based on greed factors what my talents are worth, never looking out for my best interest. My business proposal includes marketing strategies,recruiting, and building a solid foundation for those that desire the same financial goals . I am open to either borrowing the money or offering a percentage/ partnership in return.My business proposal will be available for those require more details to feel comfortable with their investment.As the business grows additional capital may be volunteered by the investor to grow the organization to even greater numbers/returns. I sincerely appreciate all of the lenders time. I have hopes to provide myself with the one fair chance in business I truly believe we all deserve. Thanks Again

A credit bureau reported the following information about this borrower member on November 22, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$60,936.00	Public Records On File:	0
Revolving Line Utilization:	24.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 365326

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365326	$12,000	9.38%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365326. Member loan 365326 was requested on November 23, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	n/a	Debt-to-income ratio:	10.55%
Length of employment:	n/a	Location:	South Pasadena, CA

Home town:	South Pasadena
Current & past employers:	Morgan Stanley
Education:	Georgetown, Harvard, UC Santa Barbara

This borrower member posted the following loan description, which has not been verified:

I have credit card debt on 2 credit cards that I want to pay off. I usually pay off my credit card debt every month, but there were some expenses that I had to put on my credit cards that I couldn't immediately pay off - these were mainly relocation expenses after I graduated from graduate school on the East Coast and moved out to California. Thanks in advance!

A credit bureau reported the following information about this borrower member on November 23, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1968	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,887.00	Public Records On File:	0
Revolving Line Utilization:	60.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 365335

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365335	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365335. Member loan 365335 was requested on November 27, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,500 / month
Current employer:	Hartford Board of Education	Debt-to-income ratio:	0.45%
Length of employment:	4 years 5 months	Location:	Hartford, CT

Home town:	San Francisco
Current & past employers:	Hartford Board of Education, Columbia Board of Education, Torrington Board of Education
Education:	San Francisco State University, Central Connecticut State University, University of Connecticut

This borrower member posted the following loan description, which has not been verified:

waterproof/renovate basement renovate two bathrooms

A credit bureau reported the following information about this borrower member on November 23, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	34
Revolving Credit Balance:	$755.00	Public Records On File:	0
Revolving Line Utilization:	1.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365341

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365341	$20,000	12.41%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365341. Member loan 365341 was requested on November 23, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	U.S. Bank	Debt-to-income ratio:	7.66%
Length of employment:	1 year 9 months	Location:	Saint Paul, MN

Home town:	Grand Rapids
Current & past employers:	U.S. Bank
Education:	Metropolitan State University, Itasca Community College

This borrower member posted the following loan description, which has not been verified:

To pay off credit cards high balances as a result of a divorce being final in August '07, a $5800 out of pocket medical expense due to surgery in June '08. My credit score has slipped from 740 to 677 in the past year due to the aforementioned.

A credit bureau reported the following information about this borrower member on November 23, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	78
Revolving Credit Balance:	$15,565.00	Public Records On File:	0
Revolving Line Utilization:	81.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365342

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365342	$12,250	13.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365342. Member loan 365342 was requested on November 23, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Colonial Physical Therapy	Debt-to-income ratio:	13.28%
Length of employment:	6 months	Location:	parlin, NJ

Home town:	new brunswick
Current & past employers:	Colonial Physical Therapy
Education:	middlesex county college

This borrower member posted the following loan description, which has not been verified:

Need loan to consolidate debt and also pay for school.

A credit bureau reported the following information about this borrower member on November 23, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,558.00	Public Records On File:	0
Revolving Line Utilization:	61.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365344

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365344	$25,000	11.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365344. Member loan 365344 was requested on November 23, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	State of Co	Debt-to-income ratio:	10.20%
Length of employment:	2 years	Location:	Buena Vista, CO

Home town:	Gainesville
Current & past employers:	State of Co, Ozark/TWA Airlines
Education:	Drury University

This borrower member posted the following loan description, which has not been verified:

Consolidate credit cards used to purchase fixtures for new home, i.e., sears, home depot, etc. I am in the final process of closing my new home loan, construction to perm. Home value per appraisal $480k-perm loan $417k.

A credit bureau reported the following information about this borrower member on November 23, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1985	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,601.00	Public Records On File:	0
Revolving Line Utilization:	55.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 365356

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365356	$17,000	11.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365356. Member loan 365356 was requested on November 23, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	CashNetUSA	Debt-to-income ratio:	11.47%
Length of employment:	3 months	Location:	CHICAGO, IL

Home town:	Chicago
Current & past employers:	CashNetUSA
Education:	DePaul University

This borrower member posted the following loan description, which has not been verified:

I got a couple of credit cards that I'm paying too much interest on. This loan would pay those off and help me sleep a lot easier at night.

A credit bureau reported the following information about this borrower member on November 23, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	67
Revolving Credit Balance:	$17,565.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365366

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365366	$7,000	13.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365366. Member loan 365366 was requested on November 23, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,830 / month
Current employer:	n/a	Debt-to-income ratio:	13.77%
Length of employment:	n/a	Location:	New York, NY

Home town:
Current & past employers:
Education:	University at Buffalo

This borrower member posted the following loan description, which has not been verified:

Need $7000 loan to get rid of credit card at a high rate. Currently, paying 19.99APR. Credit card account will be closed upon payment. Looking forward to having one consistant payment. Stable financial background, credit history, employment.

A credit bureau reported the following information about this borrower member on November 23, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	32
Revolving Credit Balance:	$21,159.00	Public Records On File:	0
Revolving Line Utilization:	76.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365415

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365415	$6,150	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365415. Member loan 365415 was requested on November 24, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Social Security	Debt-to-income ratio:	9.63%
Length of employment:	3 years	Location:	Nevada City, CA

Home town:	Chicago
Current & past employers:	Social Security, Schlumberger Ltd.
Education:	San Jose State University, Sierra College

This borrower member posted the following loan description, which has not been verified:

The purpose of the loan is to for dental work that is necessary. Any left-over funds will be used to pay credit card debt.

A credit bureau reported the following information about this borrower member on November 24, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,949.00	Public Records On File:	0
Revolving Line Utilization:	81.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 365440

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365440	$7,500	13.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365440. Member loan 365440 was requested on November 24, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	self Employed	Debt-to-income ratio:	10.80%
Length of employment:	14 years	Location:	flint, TX

Home town:	tyler
Current & past employers:	self Employed, BMP Design, al Hafenr owner
Education:	Texas State University-San Marcos

This borrower member posted the following loan description, which has not been verified:

personal loan

A credit bureau reported the following information about this borrower member on November 24, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	29
Revolving Credit Balance:	$15,627.00	Public Records On File:	0
Revolving Line Utilization:	52.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 365462

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365462	$4,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365462. Member loan 365462 was requested on November 25, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	United States Postal Services	Debt-to-income ratio:	10.31%
Length of employment:	14 years	Location:	marianna, AR

Home town:	West Memphis/ Marianna
Current & past employers:	United States Postal Services, Lee County School District
Education:	University of Arkansas at Pine Bluff

This borrower member posted the following loan description, which has not been verified:

i am requesting this loan for personal reasons and i agree to the terms that are listed in the agreement i have read

A credit bureau reported the following information about this borrower member on November 25, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	25	Months Since Last Delinquency:	11
Revolving Credit Balance:	$3,608.00	Public Records On File:	0
Revolving Line Utilization:	38.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 365487

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365487	$23,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365487. Member loan 365487 was requested on November 25, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	CLINICAL PATHOLOGY LABORATORIES	Debt-to-income ratio:	22.77%
Length of employment:	11 months	Location:	CENTREVILLE, VA

Home town:	BUCYRUS
Current & past employers:	CLINICAL PATHOLOGY LABORATORIES, CLINICAL PATHOLOGY LABORATORIES
Education:	Shippensburg University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I WOULD LIKE TO GET A PERSONAL LOAN TO CONSOLIDATE 2 OF MY DEBTS.

A credit bureau reported the following information about this borrower member on November 25, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,716.00	Public Records On File:	0
Revolving Line Utilization:	80.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 365491

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365491	$6,500	9.38%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365491. Member loan 365491 was requested on November 24, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Cushing Schools/Tulsa World	Debt-to-income ratio:	13.42%
Length of employment:	8 years	Location:	Drumright, OK

Home town:	Kansas City
Current & past employers:	Cushing Schools/Tulsa World
Education:	University of Central Oklahoma

This borrower member posted the following loan description, which has not been verified:

Daughter turns 16 in January. The car we had planned to give to her has blown the engine. The loan is to replace the engine and consolidate bills.

A credit bureau reported the following information about this borrower member on November 24, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	26
Revolving Credit Balance:	$29,258.00	Public Records On File:	0
Revolving Line Utilization:	1.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365515

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365515	$8,500	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365515. Member loan 365515 was requested on November 25, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	United Parcel Service	Debt-to-income ratio:	20.75%
Length of employment:	14 years	Location:	SHAWNEE, KS

Home town:	Detroit
Current & past employers:	United Parcel Service, Best Buy Co. Inc.
Education:	Johnson County Community College

This borrower member posted the following loan description, which has not been verified:

My lease is about to expire and I would like to get a home instead of renewing my lease. I've been searching around the Kansas City area and I've found a house that I really like but it cost $8,500 more then the amount of cash I have saved up. I've considered getting a mortgage but the amount of funds I need is too small so I figured a personal loan would better suit my needs. If I do renew my current lease; my monthly rent would be $700 a month and total $8400 after the 12 months. I would rather get a house and start building equity. Thanks for reading. Frank

A credit bureau reported the following information about this borrower member on November 25, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,496.00	Public Records On File:	0
Revolving Line Utilization:	57.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365566

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365566	$17,600	12.72%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365566. Member loan 365566 was requested on November 24, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Sharyland I.S.D.	Debt-to-income ratio:	12.14%
Length of employment:	24 years 6 months	Location:	Mission, TX

Home town:	Mission
Current & past employers:	Sharyland I.S.D.
Education:	University of Texas/Pan American, Texas A & M University at Kingsville

This borrower member posted the following loan description, which has not been verified:

Used savings set asided for property taxes to pay outrageous monthly electricity and gas bill. Would also like to pay off two credit cards.

A credit bureau reported the following information about this borrower member on November 24, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1984	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	46
Revolving Credit Balance:	$18,734.00	Public Records On File:	1
Revolving Line Utilization:	62.00%	Months Since Last Record:	99
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 365580

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365580	$20,000	13.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365580. Member loan 365580 was requested on November 24, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	self employed	Debt-to-income ratio:	17.47%
Length of employment:	6 years	Location:	Citrus Heights, CA

Home town:	kazatin
Current & past employers:	self employed
Education:	American River College

This borrower member posted the following loan description, which has not been verified:

Hello. i have just started a business in the auto industry as a used car dealer and is in need of money to get started with. I am in the final process of getting my new dealers license and will soon need some capital to start with. I am very experienced in auto buying and selling and will have great success in this business with extra help to more capital. Thank you.

A credit bureau reported the following information about this borrower member on November 24, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,548.00	Public Records On File:	0
Revolving Line Utilization:	66.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365618	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365618. Member loan 365618 was requested on November 25, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Mc of A	Debt-to-income ratio:	1.49%
Length of employment:	11 months	Location:	Clarksville, TN

Home town:	Windsor
Current & past employers:	Mc of A, Queen City Metals, Mckenzie Tank Lines, US Army
Education:	St. Augustine College

This borrower member posted the following loan description, which has not been verified:

I have been a truck driver for 11 years now driving for various companies. My goal is to purchase a truck of my own and lease on to Panter II, which is an expediting company. The goal is becoming an independent contractor, whom will someday own his own fleet of trucks running commercial freight. This is one of those situatuions in which failure is obselete. This is an investment in which I will make money. I have already been approved to come aboard with this company as an independent contractor, but as of yet been approved for a loan to purchase a truck. I would greatly appreciate it, if you will take the time to carefully review my apllication, and hopefully help me with this matter. Cedric Johnson

A credit bureau reported the following information about this borrower member on November 25, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	27	Months Since Last Delinquency:	15
Revolving Credit Balance:	$2,308.00	Public Records On File:	0
Revolving Line Utilization:	20.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365632

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365632	$15,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365632. Member loan 365632 was requested on November 26, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$20,333 / month
Current employer:	Loehmann's	Debt-to-income ratio:	20.01%
Length of employment:	6 months	Location:	New York, NY

Home town:	Oceanside
Current & past employers:	Loehmann's, Retail Ventures
Education:	University of California-San Diego (UCSD)

This borrower member posted the following loan description, which has not been verified:

I'm buried in high-interest credit card debt and need to get a breather from that. My thought is that if I can consolidate with a lower rate, then I can use the savings to begin a paydown program before things get out of hand.

A credit bureau reported the following information about this borrower member on November 26, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$77,179.00	Public Records On File:	0
Revolving Line Utilization:	82.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 365649

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365649	$18,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365649. Member loan 365649 was requested on November 25, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	AT&T	Debt-to-income ratio:	4.87%
Length of employment:	11 years 6 months	Location:	El Paso, TX

Home town:	El Paso
Current & past employers:	AT&T, Texas Department of Human Services
Education:	University of Central Texas

This borrower member posted the following loan description, which has not been verified:

Consolidate existing credit cards to one simple payment at lower rate

A credit bureau reported the following information about this borrower member on November 25, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	49
Revolving Credit Balance:	$26,536.00	Public Records On File:	0
Revolving Line Utilization:	52.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 365662

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365662	$7,750	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365662. Member loan 365662 was requested on November 25, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,667 / month
Current employer:	Self Employed	Debt-to-income ratio:	21.48%
Length of employment:	2 years 3 months	Location:	Bloomfield Hills, MI

Home town:	Detroit
Current & past employers:	Self Employed, Fashion Institute of Technology
Education:	Michigan State University

This borrower member posted the following loan description, which has not been verified:

This request is being made to secure funding for an expansion of our 1-800-GOT-JUNK? franchise in southeast Michigan. Our business is one of 274 franchise partners across the US and Australia with its headquarters based in Vancouver, Canada. We offer full service junk removal and home and office cleanouts. Our business is 25% commercial and 75% residential and we service Macomb County communities and all five Grosse Pointe communities. These communities are exclusive to our franchise; we need to expand our territory size to increase revenue. The opportunity exists to purchase additional territory that is contiguous to our existing franchise territory. This additional territory would enable us to service more clients.

A credit bureau reported the following information about this borrower member on November 25, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1981	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$64,856.00	Public Records On File:	0
Revolving Line Utilization:	7.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 365663

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365663	$21,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365663. Member loan 365663 was requested on November 25, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Pasadena Ice Skating Center	Debt-to-income ratio:	5.19%
Length of employment:	3 years	Location:	Los Angeles, CA

Home town:	Lakenheath
Current & past employers:	Pasadena Ice Skating Center, VSC Sports Enterprises, Inc, VSC Sports, Inc.
Education:	Los Angeles City College, El Camino College Torrance, College of Marin, CEI

This borrower member posted the following loan description, which has not been verified:

Working diligently to become debt within 18 months or less. I have cut up my cc cards and paying down at $1K+ mo, but interest on 5 cards amounts to $300+ mo combined and would like to get that significantly lower.

A credit bureau reported the following information about this borrower member on November 25, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	58
Revolving Credit Balance:	$15,005.00	Public Records On File:	1
Revolving Line Utilization:	64.10%	Months Since Last Record:	88
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 365679

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365679	$25,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365679. Member loan 365679 was requested on November 25, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,667 / month
Current employer:	Self Employed	Debt-to-income ratio:	13.69%
Length of employment:	2 years	Location:	Grand Rapids, MI

Home town:	Saginaw
Current & past employers:	Self Employed
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, I am looking for a business loan to grow an already successful company. In the two years that my partner and I have been in business, we have grown Tradesmen Supply into a successful company. We specialize in selling Pex plumbing products to contractors and homeowners. Pex is an emerging product that replaces copper pipes in plumbing applications. Copper has tripled in value over the last few years and the majority of new construction projects are using Pex to save on material and installation costs. It is also used in radiant (in-floor) heat and outdoor wood boilers, which are becoming very popular as the cost of energy rises. Tradesmen Supply has had great success selling products online. We got our start on eBay (seller ID: Snailshellharbor) and have quickly become the largest seller in our category by offering high quality prices and excellent customer service. Through eBay we have acquired many repeat customers that now order direct. In addition, our products are available at select Ace Hardware stores. We plan to launch our website soon and need more capital to purchase inventory so we can offer a full range of products to our customers. Thank you for your interest! Chad

A credit bureau reported the following information about this borrower member on November 25, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	52
Revolving Credit Balance:	$17,591.00	Public Records On File:	0
Revolving Line Utilization:	30.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 365683

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365683	$15,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365683. Member loan 365683 was requested on November 25, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	IBM	Debt-to-income ratio:	9.10%
Length of employment:	15 years	Location:	MARIETTA, GA

Home town:	MARIETTA
Current & past employers:	IBM
Education:

This borrower member posted the following loan description, which has not been verified:

New Master Bathroom

A credit bureau reported the following information about this borrower member on November 25, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,136.00	Public Records On File:	1
Revolving Line Utilization:	42.70%	Months Since Last Record:	114
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 365712

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365712	$20,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365712. Member loan 365712 was requested on November 25, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	PRJ Marketing Inc	Debt-to-income ratio:	4.59%
Length of employment:	3 years 2 months	Location:	Pleasant Grove, UT

Home town:	Rexburg
Current & past employers:	PRJ Marketing Inc
Education:

This borrower member posted the following loan description, which has not been verified:

I am purchasing a vending machine business. I am investing 50k of my own money and need another 25,000. The business has 80+ machines(snack, soda, ice cream) in place at businesses. Last year the gross sales were 183k, gross profits approx 95k.

A credit bureau reported the following information about this borrower member on November 25, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,513.00	Public Records On File:	0
Revolving Line Utilization:	59.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365714

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365714	$15,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365714. Member loan 365714 was requested on November 25, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	The Dannon Company	Debt-to-income ratio:	10.63%
Length of employment:	10 years	Location:	WEST JORDAN, UT

Home town:	Salt Lake City
Current & past employers:	The Dannon Company
Education:	Salt Lake Committe College

This borrower member posted the following loan description, which has not been verified:

I am in debt of about the said amount and would like to get out of it and once done have more money for everything.

A credit bureau reported the following information about this borrower member on November 25, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	19
Revolving Credit Balance:	$14,761.00	Public Records On File:	0
Revolving Line Utilization:	77.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365732

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365732	$17,600	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365732. Member loan 365732 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,383 / month
Current employer:	HNB	Debt-to-income ratio:	13.39%
Length of employment:	18 years	Location:	Lakewood, OH

Home town:	Lakewood
Current & past employers:	HNB
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to payoff 3 credit cards that I have been working on paying down since my divorce. I no longer use the cards and want to get rid of the debt. I'd like to consolidate and have it all paid off in three years. The 3 cards are HSBC, Capital One and Discover. They are at higher rates and I can pay them off faster with a lower rate. Also this loan will double my current payments to the debt, so it will be paid off faster. I no longer use credit cards, I pay for everything in cash, so if I don't have the money, I don't buy it. I'd really like to get rid of this debt that has been hanging over me.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,834.00	Public Records On File:	0
Revolving Line Utilization:	71.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 365741

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365741	$12,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365741. Member loan 365741 was requested on November 25, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,875 / month
Current employer:	HOMES Inc.	Debt-to-income ratio:	23.69%
Length of employment:	1 year 3 months	Location:	Virginia, MN

Home town:	Virginia
Current & past employers:	HOMES Inc., Ferrellgas Partners, YMCA
Education:	Bemidji State University

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan for $15,000. I have recently bought a house and took out a loan from Citifinancial to consolidate some credit card debt. The loan is at 19% and I would like to get something at a lower interest rate and a lower payment per month to get my debt to income ratio more in line along with allowing me to get my debts paid off sooner. In the future, I can use equity in my home to avoid paying for big ticket home repairs or appliance replacement with credit cards. I am not interested in adding debt but rather eliminating it. I am not behind on payments at this time and have not been for over a year. I have been employed at the same job in Human Services program management for over 3 years. I am raising a 7 year old boy as well and want to consolidate my expenses and get things paid off in order to prepare for his future as well as mine.

A credit bureau reported the following information about this borrower member on November 25, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	42
Revolving Credit Balance:	$147.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 365760

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365760	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365760. Member loan 365760 was requested on December 3, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,416 / month
Current employer:	Advanced Academics	Debt-to-income ratio:	7.57%
Length of employment:	6 months	Location:	Apple Valley, MN

Home town:	Prior Lake
Current & past employers:	Advanced Academics
Education:	University of Minnesota-Twin Cities, Saint Mary's University of Minnesota

This borrower member posted the following loan description, which has not been verified:

I recently got divorced and need to pay my lawyer.

A credit bureau reported the following information about this borrower member on December 3, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,149.00	Public Records On File:	0
Revolving Line Utilization:	10.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 365792

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365792	$25,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365792. Member loan 365792 was requested on November 26, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$32,500 / month
Current employer:	Self	Debt-to-income ratio:	15.68%
Length of employment:	18 years	Location:	Las Vegas, NV

Home town:	Santa Ana
Current & past employers:	Self, Gymboree / Owner
Education:

This borrower member posted the following loan description, which has not been verified:

Want to pay off past due taxes for business. Cash flow has been good but not enough to pay for prior accounting mistake regarding taxes (2 quarters of 941's). We are now enrolled with Paychex and they make appropriate deposits. Prior manager of the restaurant made mistakes and we have now taken over management. Web site is www.mezzobistro.com. The restaurant is very popular because of quality and pricing. Opened in January 2008 and has grossed over $75,000. per month since with August going over $100,000.00.

A credit bureau reported the following information about this borrower member on November 26, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1984	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,217.00	Public Records On File:	0
Revolving Line Utilization:	8.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 365800

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365800	$5,600	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365800. Member loan 365800 was requested on November 26, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	GM retired / Novatron	Debt-to-income ratio:	4.36%
Length of employment:	1 year 1 month	Location:	Warren, MI

Home town:	Jonesville
Current & past employers:	GM retired / Novatron, Novatron Corp
Education:	college / technical relating training

This borrower member posted the following loan description, which has not been verified:

I am retired but over the last two years I have had to use credit cards to help my children and their families. I helped one prevent foreclosure, I help another one prevent repossession of auto, and I helped my third one pay for medical attention. Even though I am retired, I have had to go back to work full time at a fraction of what I used to make to help my family and to pay for the credit cards I used to make up the difference between what they needed and what I make. I also have guardianship of my grand-daughter that is 15 and in high school, that lives with me and I am her only means of support. Now that my children are doing ok, I need a little help to get rid of the high interest credit card debt, so that I can concentrate on raising my grand-daughter in a comfortable fashion and prepare to send her to college

A credit bureau reported the following information about this borrower member on November 26, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1978	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	14
Revolving Credit Balance:	$6,788.00	Public Records On File:	1
Revolving Line Utilization:	26.70%	Months Since Last Record:	102
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 365814

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365814	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365814. Member loan 365814 was requested on December 3, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,600 / month
Current employer:	Catacombs	Debt-to-income ratio:	2.88%
Length of employment:	1 month	Location:	Columbus, OH

Home town:	Cambridge
Current & past employers:	Catacombs
Education:	Franklin University

This borrower member posted the following loan description, which has not been verified:

Columbus, Ohio has had a gothic club for over ten years. Last year this club closed due to personal reasons by the owners. This left a large gap in the gothic subculture which has not been filled and is not expected to be filled any time soon. Research shows there is a large gothic community in the Columbus area which would be expected to frequent this type of club. The owner recently graduated with a BS in Financial Management from Franklin University. She has many years of experience as an administrative professional as well as experience working in restaurants, clubs and bars. This club will be a sole proprietorship. Catacombs is expected to gross $172,000 during the first year of operation. Expansion will depend on need, but is not expected within the first three years of operations. Net income is expected to be $28,000 the first year. Catacombs is seeking a loan of $10,000 for startup costs. Initial startup expenses are only expected to be $13,350 and the additional amount will be used to cover operating costs until revenue stream begins. The owner is also willing to pledge $10,000 of personal funds for startup expenses.

A credit bureau reported the following information about this borrower member on November 26, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,431.00	Public Records On File:	0
Revolving Line Utilization:	7.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 365818

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365818	$18,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365818. Member loan 365818 was requested on November 26, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,280 / month
Current employer:	Teksystems	Debt-to-income ratio:	17.90%
Length of employment:	1 year	Location:	San Francisco, CA

Home town:	Boston
Current & past employers:	Teksystems, Aviva Life Insurance
Education:	Northeastern University

This borrower member posted the following loan description, which has not been verified:

Hello Everyone, I am looking to solidify my credit position, as well as pad my account with a little extra liquidity. This leads me to Lending Club. I am looking to consolidate debt and decrease my APR on both loans in the process. The initial rate I received a few years ago seem unnecessary given the current state of my credit (fico scores in the 700+ range). So hopefully you will be able to help me achieve true financial fitness. As for my financials: I make ~ $6720/month ($1680/week) Groceries run about $170 a month If I can consolidate these two loans at a better rate, I can successfully begin building a brighter future for myself. -- These are the two loans that I am looking to consolidate with a better rate. -- I currently have a Personal Loan = $480/month (3 years left on it) I also have another personal Loan = $212/month (2 years left on it) ---- Federal College Loans = $142/month Private College Loans = $420/month All other credit cards have been paid in full and closed out. With all my working, I rarely have time to go out, so I am able to save a little bit of money that way. Thank you once again for all your support in fulfilling my dreams.

A credit bureau reported the following information about this borrower member on November 26, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	72
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365831

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365831	$9,600	9.38%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365831. Member loan 365831 was requested on November 26, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	A H Spann & Assoc-Eastland Columbus, Inc	Debt-to-income ratio:	14.54%
Length of employment:	5 months	Location:	Frankfort, OH

Home town:	Chillicothe
Current & past employers:	A H Spann & Assoc-Eastland Columbus, Inc, Dr. Mark Conner DDS, Dr William Britton DDS
Education:	Ohio University-Chillicothe Campus, Ohio State School of Dentistry

This borrower member posted the following loan description, which has not been verified:

I want to pay all of the proceeds of this loan toward credit cards. Why should I pay interest to the bank when there are individual investors that can make some money. Win, win in my book.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,865.00	Public Records On File:	0
Revolving Line Utilization:	34.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365851

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365851	$10,750	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365851. Member loan 365851 was requested on November 26, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Suram Trading Corp	Debt-to-income ratio:	21.93%
Length of employment:	7 years	Location:	North Bay Village, FL

Home town:	Portland
Current & past employers:	Suram Trading Corp, Northern Trust Bank
Education:	Miami Dade College

This borrower member posted the following loan description, which has not been verified:

I currently have $15k in debt and the banks that we're bailing out with our US tax dollars are rate jacking their variable rate credit cards. I would like to pay these guys off permanently and have only one payment each month and a fixed rate. With the simplified payment and lower rate I can easily clear the debt in 36 months. I am a solid payer in good standing with all my creditors. I have no late payments with any creditors. In fact, I always pay my bills well before they are due and every loan I have ever had is in excellent standing and/or paid in full and zeroed out. I work for one of Wal-Mart's top suppliers and my employment is stable and secure. I have been with my employer for seven years. I will start my eighth year with them in December. I am available to answer any questions you might have and look forward to doing business with you.

A credit bureau reported the following information about this borrower member on November 26, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,977.00	Public Records On File:	0
Revolving Line Utilization:	83.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365868

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365868	$19,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365868. Member loan 365868 was requested on December 4, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,773 / month
Current employer:	Michaels Hess	Debt-to-income ratio:	13.77%
Length of employment:	11 years	Location:	New London, CT

Home town:
Current & past employers:	Michaels Hess
Education:

This borrower member posted the following loan description, which has not been verified:

being used to secure storefront at $800 for 6 months and get stock for start up health and organic store located in southeastern ct, store will be filling in gap in the area and complement the city as it grows more diverse. very low overhead and very simple turn key operation with plenty of experience. Already many people interested in store, just need to get money and get it up and running, should pay for itself relatively quickly, with lots of growth potential, even in this bad economy. I have been a manager for 12 years. won't be quitting current job so any loan will be guaranteed and my family will be helping out in the store to help keep costs low and pay back investors. vendors already lined up, business plan is 100% and should have all licenses for operation within the next two months

A credit bureau reported the following information about this borrower member on December 4, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,557.00	Public Records On File:	0
Revolving Line Utilization:	52.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 365939

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365939	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365939. Member loan 365939 was requested on November 27, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Nokia Siemens	Debt-to-income ratio:	13.29%
Length of employment:	22 years 7 months	Location:	Atlanta, GA

Home town:
Current & past employers:	Nokia Siemens, Nokia
Education:

This borrower member posted the following loan description, which has not been verified:

I will need to secure some money as I have been underpaying tax and want to retain good flexibility for Christmas shopping.

A credit bureau reported the following information about this borrower member on November 27, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$93,265.00	Public Records On File:	0
Revolving Line Utilization:	76.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 365969

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365969	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365969. Member loan 365969 was requested on November 27, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,125 / month
Current employer:	Lake County School District	Debt-to-income ratio:	16.64%
Length of employment:	6 years	Location:	Leadville, CO

Home town:	Hanford
Current & past employers:	Lake County School District
Education:	University of Northern Colorado

This borrower member posted the following loan description, which has not been verified:

I have credit card debt of about $10,000 with Bank of America. They are charging me a 15.9% interest rate and I am looking for a better rate. I also want an easier way to pay off my debt. I do not always receive my statements on time, and I have not had luck establishing automatic payment through Bank of America.

A credit bureau reported the following information about this borrower member on November 27, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,738.00	Public Records On File:	0
Revolving Line Utilization:	40.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365994

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365994	$7,000	12.72%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365994. Member loan 365994 was requested on November 28, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,667 / month
Current employer:	EG Solutions	Debt-to-income ratio:	6.60%
Length of employment:	3 years	Location:	Acworth, GA

Home town:
Current & past employers:	EG Solutions
Education:	GA Tech

This borrower member posted the following loan description, which has not been verified:

Hi All, Thanks for looking, please refer to my debt to income ratio. I am getting married late next year and trying to quickly consolidate my debt to pay it off as quick as possible. Besides my cellphone bill and credit cards I have no other liability. I moved back in with my parents to save up money, I own my car outright, and just want to get rid of my college mistakes and make it right. I really appreciate any help you can give! Thanks!

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,652.00	Public Records On File:	0
Revolving Line Utilization:	88.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365998

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365998	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365998. Member loan 365998 was requested on November 28, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,689 / month
Current employer:	Internal Revenue Service (IRS)	Debt-to-income ratio:	16.91%
Length of employment:	18 years 11 months	Location:	Philadelphia, PA

Home town:	Philadelphia
Current & past employers:	Internal Revenue Service (IRS)
Education:

This borrower member posted the following loan description, which has not been verified:

I have no problem making payments, as I have a secure government job with a decent salary, but I would like to consolidate my credit card debt into one fixed rate loan payment.

A credit bureau reported the following information about this borrower member on November 28, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,590.00	Public Records On File:	0
Revolving Line Utilization:	83.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 366003

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366003	$12,500	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366003. Member loan 366003 was requested on November 28, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Self/ Ameriprise financial	Debt-to-income ratio:	14.47%
Length of employment:	9 years 4 months	Location:	Paramus, NJ

Home town:	Far Rockaway
Current & past employers:	Self/ Ameriprise financial
Education:	Connecticut College

This borrower member posted the following loan description, which has not been verified:

I would like to retire my existing higher interest credit lines and also increase my marketing & advertising budget for 2009.

A credit bureau reported the following information about this borrower member on November 28, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,053.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366085

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366085	$6,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366085. Member loan 366085 was requested on November 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	NTX Wireless	Debt-to-income ratio:	1.76%
Length of employment:	3 months	Location:	Allentown, PA

Home town:	Cairo
Current & past employers:	NTX Wireless
Education:	Trinity Bible College

This borrower member posted the following loan description, which has not been verified:

I need the money for a year government auction (not a sheriff sale). The home would be my first and personal home that I will live in. I don't know the condtion of thses homes that is why I need a personal loan. Thank You Luther

A credit bureau reported the following information about this borrower member on November 29, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,292.00	Public Records On File:	0
Revolving Line Utilization:	4.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366092

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366092	$12,600	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366092. Member loan 366092 was requested on November 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,583 / month
Current employer:	NYPD	Debt-to-income ratio:	8.55%
Length of employment:	13 years 11 months	Location:	Bronx, NY

Home town:	New York
Current & past employers:	NYPD
Education:	CUNY John Jay College Criminal Justice, Marist College

This borrower member posted the following loan description, which has not been verified:

I AM currently pursing my MPA from Marist College and I will graduate in August of 2009. I dont want to get any student loans.

A credit bureau reported the following information about this borrower member on November 29, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	59	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,340.00	Public Records On File:	0
Revolving Line Utilization:	5.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366093

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366093	$20,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366093. Member loan 366093 was requested on November 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$27,083 / month
Current employer:	Public Accounting	Debt-to-income ratio:	6.45%
Length of employment:	12 years 6 months	Location:	Phoenix, AZ

Home town:	Dallas
Current & past employers:	Public Accounting, Andersen
Education:	Texas Women's University - Post-Graduate, UNT - Undergrad

This borrower member posted the following loan description, which has not been verified:

We (husband and I) were recently in a position to assist a family members with the funeral costs of a loved one. In light of the circumstances, we charged the costs to a high interest credit card. Like many others, we would simply like to consolidate debt (including the funeral debt) in hopes of removing this financial burden from our household obligations in the shortest time period possible.

A credit bureau reported the following information about this borrower member on November 29, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	66
Revolving Credit Balance:	$71,484.00	Public Records On File:	0
Revolving Line Utilization:	93.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 366126

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366126	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366126. Member loan 366126 was requested on December 4, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$35,417 / month
Current employer:	AA Colorado Springs	Debt-to-income ratio:	10.73%
Length of employment:	4 years 1 month	Location:	Colorado Springs, CO

Home town:	Dallas
Current & past employers:	AA Colorado Springs
Education:

This borrower member posted the following loan description, which has not been verified:

I'd like to put some interest money in the hands of good people rather than the hands of Bank of America/FIA Card services.

A credit bureau reported the following information about this borrower member on December 4, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$71,054.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 366128

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366128	$4,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366128. Member loan 366128 was requested on November 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,583 / month
Current employer:	Hacienda La Puente USD	Debt-to-income ratio:	6.76%
Length of employment:	5 years	Location:	Walnut, CA

Home town:
Current & past employers:	Hacienda La Puente USD
Education:	University of California-Irvine (UCI), University of Missouri-Columbia

This borrower member posted the following loan description, which has not been verified:

I am an elementary teacher and need to purchase a car to get to and from work. My car is 16 years old. :( Needless to say, it is breaking down often, so it is time to purchase another car. I am looking to purchase a used car in the next month. Hope you can help! :) Thanks!

A credit bureau reported the following information about this borrower member on November 29, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	40
Revolving Credit Balance:	$5,287.00	Public Records On File:	0
Revolving Line Utilization:	18.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366135

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366135	$4,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366135. Member loan 366135 was requested on November 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,917 / month
Current employer:	Ernst & Young LLP	Debt-to-income ratio:	17.68%
Length of employment:	11 years 7 months	Location:	Lawrenceville, NJ

Home town:
Current & past employers:	Ernst & Young LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Seek short term $4000 loan.

A credit bureau reported the following information about this borrower member on November 29, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$51,973.00	Public Records On File:	0
Revolving Line Utilization:	95.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 366146

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366146	$7,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366146. Member loan 366146 was requested on November 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,907 / month
Current employer:	Glorious Light International Church	Debt-to-income ratio:	16.89%
Length of employment:	6 years 5 months	Location:	Broken Arrow, OK

Home town:	Charleston
Current & past employers:	Glorious Light International Church, Durant Ministries, University of Alabama at Birmingham, Andalusian and Lusitano Horse Association
Education:	Rhema Bible Training Center, UAB Continuing Ed classes

This borrower member posted the following loan description, which has not been verified:

I have a high interest Visa card and I want to do the responsible thing and pay it off at a lower rate.

A credit bureau reported the following information about this borrower member on November 29, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$555.00	Public Records On File:	0
Revolving Line Utilization:	23.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366169

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366169	$20,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366169. Member loan 366169 was requested on November 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Paradigm Solutions	Debt-to-income ratio:	19.37%
Length of employment:	6 years 4 months	Location:	Fairfax, VA

Home town:	San Francisco
Current & past employers:	Paradigm Solutions, Washington State Patrol (16 years)
Education:	Belleuve Community College, Highline Community College

This borrower member posted the following loan description, which has not been verified:

I started a new photography business 3 years ago; www.stevebeltzphotography.com. I used credit cards to finance my start up and would now like to pay off those cards with a better interest rate loan. To note; the business is moving along very nicely with contracts being signed to instruct photography at one private company and one major college for 2009.

A credit bureau reported the following information about this borrower member on November 30, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1985	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	38
Revolving Credit Balance:	$32,255.00	Public Records On File:	0
Revolving Line Utilization:	31.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366171

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366171	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366171. Member loan 366171 was requested on November 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	OSBORN NURSING AND REHABILITATION	Debt-to-income ratio:	21.63%
Length of employment:	5 months	Location:	SCOTTSDALE, AZ

Home town:	Logan
Current & past employers:	OSBORN NURSING AND REHABILITATION, SCOTTSDALE NURSING AND REHABILITATION
Education:	GateWay Community College of Phoenix

This borrower member posted the following loan description, which has not been verified:

BSN Trying to complete an RN program and need to consolidate credit cards I have now and use the rest to pay bills while in school. Will be done in 10-12 months and cant work full time and school full time raising my 15 yo alone.I do have 30,000 in school loans already but through sallie may and loans will defer till after graduation. Thank you Teresa M Topolski

A credit bureau reported the following information about this borrower member on November 30, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,615.00	Public Records On File:	1
Revolving Line Utilization:	87.70%	Months Since Last Record:	108
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 366175

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366175	$21,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366175. Member loan 366175 was requested on November 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,500 / month
Current employer:	Ratliff & Assoc	Debt-to-income ratio:	15.02%
Length of employment:	3 years	Location:	Keller, TX

Home town:	Odessa
Current & past employers:	Ratliff & Assoc, Hewlett-Packard
Education:	Texas A&M, SDSU

This borrower member posted the following loan description, which has not been verified:

The amount that we've requested will be used to payoff our high interest balances & used toward our property tax bill, which is due before the end of the year. Spouse's career is in mortgage industry & we've had to depleat our savings to make-up for the slowing in income. We also incurred some medical bills last year & have been trying to keep our 'head above water' to maintain our good credit history, which we've worked very hard to establish over the past 10 years. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on November 30, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1984	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,071.00	Public Records On File:	1
Revolving Line Utilization:	65.50%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 366191

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366191	$25,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366191. Member loan 366191 was requested on November 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Clark County Water Reclamation District	Debt-to-income ratio:	12.62%
Length of employment:	13 years	Location:	Las Vegas, NV

Home town:	Mountain View
Current & past employers:	Clark County Water Reclamation District
Education:	San Diego State University-Main Campus, Western State University-College of Law-Argosy

This borrower member posted the following loan description, which has not been verified:

I am currently paying high rates on my credit cards. I would like to see if I qualify for a lower rate. I have worked as a local government employee for 13 years now. My job is very stable with a gross yearly income of about $100,000 per year. I incurred the majority of my credit card debt paying for law school. I received my Juris Doctor in 2006. I don't plan on leaving my government job to become a lawyer any time soon, though. I would like to see peer to peer lending supplant the large financial institutions on Wall Street.

A credit bureau reported the following information about this borrower member on November 30, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,027.00	Public Records On File:	0
Revolving Line Utilization:	82.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366198

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366198	$5,600	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366198. Member loan 366198 was requested on November 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	Nationwide Insurance	Debt-to-income ratio:	7.85%
Length of employment:	3 years 8 months	Location:	Jacksonville, FL

Home town:	tampa, /Baton Rouge LA; Hattiesburg MS
Current & past employers:	Nationwide Insurance, Progressive Corp.
Education:	LSU - MBA, Louisiana State University and Agricultural & Mechanical College (LSU)

This borrower member posted the following loan description, which has not been verified:

Trying to lower all debt by paying off some debt that was acquired at a higher rate, now that I am more financially stable and responsible.

A credit bureau reported the following information about this borrower member on November 30, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,854.00	Public Records On File:	0
Revolving Line Utilization:	68.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366201

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366201	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366201. Member loan 366201 was requested on November 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,333 / month
Current employer:	Strategic Partners Group, Inc.	Debt-to-income ratio:	21.65%
Length of employment:	8 years 10 months	Location:	Nokomis, FL

Home town:	Kharkov
Current & past employers:	Strategic Partners Group, Inc., Kurt Salmon Associates, CFT Consulting, SDI Industries, Deloitte & Touche Consulting, Eaton Industries
Education:	MIT, Sloan School of Management, Tufts University, MSEE, Tufts University, BSEE

This borrower member posted the following loan description, which has not been verified:

Would like to pay off and close three credit cards with currently high interest rate.

A credit bureau reported the following information about this borrower member on November 30, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	7
Revolving Credit Balance:	$79,247.00	Public Records On File:	0
Revolving Line Utilization:	56.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 366206

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366206	$11,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366206. Member loan 366206 was requested on November 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Guardsmark, Inc	Debt-to-income ratio:	24.05%
Length of employment:	7 years 5 months	Location:	Oakland, CA

Home town:	Newton
Current & past employers:	Guardsmark, Inc
Education:	University of California-Riverside (UCR)

This borrower member posted the following loan description, which has not been verified:

For the past year and a half I have paid for eveything in my life with cash,and made myself think before each purchase I might make. I have made a huge dent in my credit card balances and want to have just one payment to make each month. This is why I am seeking a loan from the lending club. I have already cut up my credit cards and learned there is a better way to manage my money. I am doing good paying down the debt but the high interst rates are killing me, I would rather take the money I save in interest if I get this loan and apply it to pay off the one loan I have with the Lending Club, Thanks so Much for your time .......

A credit bureau reported the following information about this borrower member on November 30, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,670.00	Public Records On File:	0
Revolving Line Utilization:	78.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366208

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366208	$20,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366208. Member loan 366208 was requested on November 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	O'Melveny & Myers LLP	Debt-to-income ratio:	14.52%
Length of employment:	3 years 5 months	Location:	San Francisco, CA

Home town:	Lake Charles
Current & past employers:	O'Melveny & Myers LLP, Brobeck, Phleger & Harrison, Sedgwick, Detert, Moran & Arnold
Education:	University of Southwest Louisiana, Penn Foster

This borrower member posted the following loan description, which has not been verified:

Hoping to consolidate credit card debt into one loan with a lower interest rate; thanks!

A credit bureau reported the following information about this borrower member on November 30, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45,953.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 366213

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366213	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366213. Member loan 366213 was requested on November 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Connecting Waters Charter School	Debt-to-income ratio:	19.58%
Length of employment:	7 years 4 months	Location:	Kenmore, WA

Home town:	Seattle
Current & past employers:	Connecting Waters Charter School, Edmonds School District, Northshore School District
Education:	University of Washington at Seattle, Central Washington University, University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt. Currently, I have three outstanding balances. The first one is a Bank of America Visa with an annual percentage rate of 15%. The balance on this card is $2500. The second card is an Alaska Visa with a interest rate of 12% with a balance of $4000. The third card is a Nordstrom Visa. This annual percentage rate is 11.90%. The balance on this account is $4500. The total amount requested is $10,000. Thank you for your consideration in this request.

A credit bureau reported the following information about this borrower member on November 30, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1978	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$164,974.00	Public Records On File:	0
Revolving Line Utilization:	24.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366236

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366236	$9,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366236. Member loan 366236 was requested on November 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,333 / month
Current employer:	Buddhawelt	Debt-to-income ratio:	12.78%
Length of employment:	5 years 4 months	Location:	Honolulu, HI

Home town:	Honolulu
Current & past employers:	Buddhawelt, 100% Green
Education:	Universit?t Bremen

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan in the amount of $9000 to temporarily cover the expenses of a clients custom order. I had specialty woodworkers built a 30ft solid wood chinese pagoda with hand burned tiles. The pagoda is already in a container on its way to Hawaii. There are also several pieces of furniture in the container that were ordered by other clients. The loan will cover the cost of the furniture and is intended to be paid of fully in 2009. Aloha

A credit bureau reported the following information about this borrower member on November 30, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,457.00	Public Records On File:	0
Revolving Line Utilization:	63.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366241

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366241	$7,375	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366241. Member loan 366241 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	UTSW med cntr at Dallas	Debt-to-income ratio:	14.24%
Length of employment:	1 year 6 months	Location:	Dallas, TX

Home town:	Caracas
Current & past employers:	UTSW med cntr at Dallas
Education:	Universidad central de Venezuela

This borrower member posted the following loan description, which has not been verified:

I have enter in many unnecessary expending and I have decided to take charge on controlling and paying my debt in a systematic and long term fashion. I have a FICO Score of 700 and up, never pay any credit card late, and honest person. I have my goal to pay all my debt in less than 3 years as I graduate and begin working.

A credit bureau reported the following information about this borrower member on November 30, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,429.00	Public Records On File:	0
Revolving Line Utilization:	28.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366263

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366263	$10,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366263. Member loan 366263 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Snow Construction LLC	Debt-to-income ratio:	16.73%
Length of employment:	1 year	Location:	Floyd, VA

Home town:	Gainesville
Current & past employers:	Snow Construction LLC
Education:	Christopher Newport University

This borrower member posted the following loan description, which has not been verified:

New construction business seeking working capital to carry through between bank draws.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	37
Revolving Credit Balance:	$17,411.00	Public Records On File:	0
Revolving Line Utilization:	89.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 366266

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366266	$13,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366266. Member loan 366266 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Merion Publications	Debt-to-income ratio:	24.40%
Length of employment:	8 years 1 month	Location:	Collegeville, PA

Home town:	Woonsocket
Current & past employers:	Merion Publications, Bentley Systems, Inc.
Education:	Temple University, Bryant University

This borrower member posted the following loan description, which has not been verified:

We recently added an addition to our existing 1920 farmhouse, towards the end of the project we got hit with a double whammy of the economic downturn (we had some of the money for the addition in stocks) and a unforeseen cracked chimney that had to be replaced. I had to take out a couple of credit cards and use the cash advance on them and tap into my bank line of credit to cover the cost. I want to consolidate all these cost into one payment and lower the interest rate on that payment.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	31
Revolving Credit Balance:	$58,439.00	Public Records On File:	0
Revolving Line Utilization:	70.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 366274

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366274	$5,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366274. Member loan 366274 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Naissance Management, LLC	Debt-to-income ratio:	0.18%
Length of employment:	3 months	Location:	New York, NY

Home town:
Current & past employers:	Naissance Management, LLC, Fortress Investment Group, Merrill Lynch, GE Capital
Education:	Pennsylvania State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I've started some consulting businesses offering management, marketing and financial advisory services for businesses and individuals and will use the loan to pay off some startup legal expenses so that I have a higher level of working capital going forward.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$159.00	Public Records On File:	0
Revolving Line Utilization:	3.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366292

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366292	$12,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366292. Member loan 366292 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Nike	Debt-to-income ratio:	22.68%
Length of employment:	4 years 4 months	Location:	Aliso Viejo, CA

Home town:
Current & past employers:	Nike, AffiliateDiamond.net, GAP
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

I am currently part owner of an online affiliate marketing program AffiliateDiamond.com. We are looking to expand our services to offer Online-tutoring using certified teachers to help students online. Below is a brief synopsis of what we are offering: TutoringOne.com is a organization that provides on-line tutorial services to upper elementary, middle and high school students. Created in 2008, TutoringOne is an exciting and innovative method of providing academic tutoring in the home of every student. Utilizing the power and reach of the Internet, TutoringOne strategically provides a comprehensive program, which successfully supports the academic future of all students. TutoringOne offers: " One-on-One Tutoring " 24hr Easy Access " Certificated Teachers and College Experts " Cost Effective Personal and Educational Agency Subscriptions " Virtual Subject-Matter Conference Classrooms " Interactive WebChat Tutoring " Parental Information Components " Teacher Employment Opportunities Today, TutoringOne is a leader in the next generation of innovative education techniques that will improve student achievement and potential for global success. TutoringOne is staffed by ?highly qualified teachers? and college experts or graduates who provide live services 24 hours a day. Teachers are specifically qualified to teach high school core academic subject areas, especially in the areas of mathematics and science. In addition, services are available for students with disabilities and second language learners. Revenue will be generated by state funding (SES & Title 1 School Choice Programs), Individual School sites and School District contracts (5 contracts have already been negotiated) and online advertising from .EDU based learning programs (i.e SAT prep courses, Sylvan Learning Centers, University of Phoenix, etc etc). We need $15,000 to develop and deploy the website code and the other $15,000 will be used for other start up expenses (i.e Servers, Marketing Materials, Salaries, Legal fees, etc). This loan will be paid back with in 3 years, if not sooner. When looking at my revolving credit it may seem to be high, but $9,000 is a motorcycle payment on a Suzuki Credit Card and the motorcycle is currently being sold. If you have any questions or comments please feel free to ask and I will respond as soon as possible. Thank you

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,844.00	Public Records On File:	0
Revolving Line Utilization:	89.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 366297

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366297	$5,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366297. Member loan 366297 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Technicolor Creativ Services	Debt-to-income ratio:	14.88%
Length of employment:	3 years 3 months	Location:	Pasadena, CA

Home town:	Agoura Hills
Current & past employers:	Technicolor Creativ Services
Education:	California State University Northridge

This borrower member posted the following loan description, which has not been verified:

I'm trying to get a loan to payoff another and also help with moving expenses.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,930.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366303

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366303	$10,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366303. Member loan 366303 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	IBM	Debt-to-income ratio:	8.83%
Length of employment:	10 years	Location:	LEAWOOD, KS

Home town:	Kolkata
Current & past employers:	IBM, ibm india pvt ltd
Education:	Jadavpur university

This borrower member posted the following loan description, which has not been verified:

currently made payment of the home about 60K and re amont 10k is pending.loan required to finish a house purchase

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,700.00	Public Records On File:	0
Revolving Line Utilization:	36.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 366311

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366311	$10,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366311. Member loan 366311 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,417 / month
Current employer:	Yale University	Debt-to-income ratio:	3.06%
Length of employment:	4 years 3 months	Location:	BOYLSTON, MA

Home town:	Worcester
Current & past employers:	Yale University, UMASS Graduate School of Biomedical Sciences, Picadilly Pub
Education:	Worcester Polytechnic Institute, Yale University

This borrower member posted the following loan description, which has not been verified:

My fiancee and I are covering the coast of the wedding entirely ourselves. She's a 6th grade teacher and I am a fifth year graduate student studying for a PhD at Yale University. We need a little bit of extra as we can't quite save the entire amount in time for our wedding in July 2009. We more then likely will not need the whole $10,000 and any extra will be paid back as soon as we cover all costs.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	8
Revolving Credit Balance:	$19,349.00	Public Records On File:	0
Revolving Line Utilization:	86.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366342

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366342	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366342. Member loan 366342 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,773 / month
Current employer:	Scott Marsal	Debt-to-income ratio:	18.50%
Length of employment:	2 years 3 months	Location:	Beaverton, OR

Home town:	Portland
Current & past employers:	Scott Marsal, Sarah Krakauer
Education:	Portland Community College

This borrower member posted the following loan description, which has not been verified:

This loan would partly help pay for school related expenses like books, computer related items, etc., and it would also offer a nice buffer financially as well.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	76
Revolving Credit Balance:	$10,160.00	Public Records On File:	0
Revolving Line Utilization:	29.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 366350

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366350	$1,800	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366350. Member loan 366350 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	bay rock mortage	Debt-to-income ratio:	16.67%
Length of employment:	8 months	Location:	alpharetta, GA

Home town:
Current & past employers:	bay rock mortage
Education:	Michigan State University, Wayne State University

This borrower member posted the following loan description, which has not been verified:

we have only one car currently. I use to to travel to work,my husband uses public transportation, i work 15 miles away in Atlanta. Car has emission work that needs to be done to pass inspection that total about $1500. Thank you for your time.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$515.00	Public Records On File:	0
Revolving Line Utilization:	1.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366377

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366377	$15,600	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366377. Member loan 366377 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	PBC Bd of County Commissioners	Debt-to-income ratio:	24.89%
Length of employment:	23 years 1 month	Location:	Lake Worth, FL

Home town:	Brooklyn
Current & past employers:	PBC Bd of County Commissioners
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my AMX gold card with payments.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	41
Revolving Credit Balance:	$67,901.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 366380

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366380	$3,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366380. Member loan 366380 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	NPower	Debt-to-income ratio:	10.55%
Length of employment:	1 month	Location:	Rock Hill, SC

Home town:	Charlotte
Current & past employers:	NPower, Iris Solutions
Education:	Winthrop University

This borrower member posted the following loan description, which has not been verified:

I purchased my first home going on 2 years ago. Its a great place, and Ive finally got it the almost way Id like it, but 20+ year old appliances are starting to fail. I had planned on using some savings to replace the appliances this past summer, but a plumbing project became required, ended up spending everything on new pipes throughout the house! So basically, Im at the point where some stuff needs to be replaced and others really should be replaced.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,255.00	Public Records On File:	0
Revolving Line Utilization:	21.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366388

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366388	$7,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366388. Member loan 366388 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,333 / month
Current employer:	Pacific security lending	Debt-to-income ratio:	6.82%
Length of employment:	4 years	Location:	rosamond, CA

Home town:	cali (valle
Current & past employers:	Pacific security lending
Education:	la valley college

This borrower member posted the following loan description, which has not been verified:

I have a property in salbury NC 4 plex 2 unids are rented and need to repair 2 more so I can rent them too

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$74,538.00	Public Records On File:	1
Revolving Line Utilization:	53.50%	Months Since Last Record:	65
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 366397

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366397	$12,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366397. Member loan 366397 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Zwicker and Associates	Debt-to-income ratio:	19.63%
Length of employment:	3 years	Location:	Marlborough, MA

Home town:	West Palm Beach
Current & past employers:	Zwicker and Associates
Education:	University of Massachusetts at Amherst

This borrower member posted the following loan description, which has not been verified:

I am currently paying 1.99% on two credit cards but those both were teaser rates for 6 months and they expire at the end of December. I want to refinance one of the cards to a more permanent fixed rate that's good for 3 years and much lower than the 22% I will be paying in January. I plan to pay off one of the 2 high balance (9k and 12k) cards I have with cash that I have on hand and refinance the remaining card. I do have 3 other credit cards with balances between 3k and 5500 but don't need help with those because I got good long term rates on those (0-4.99%). If funded, I plan to pay this loan off by the end of 2009 if not before then. My salary varies but in the last 2 years, I have averaged over 80k and that should continue indefinately. In addition to my base salary, I get bonus money where 95% of it (approx 30k bonus money total per year) comes between February and July) and my sole goal is to pay down my debt aggressively. I usually keep all of my bills low but got caught in the stock market fiasco. I did not accumulate debt due to not making enough income. I did so because I lost a lot of money in the stock market and foolishly thought I could get it back and so I borrowed on some of my credit cards. Lesson learned..I'm done with that business and it's time to pay off all debt and so I decided to try and reduce the interest rate on one of my credit cards. As you will see by looking at my credit report, I've never missed a payment and never will.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1984	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,719.00	Public Records On File:	0
Revolving Line Utilization:	61.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 366400

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366400	$20,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366400. Member loan 366400 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	SmartPic Advertising	Debt-to-income ratio:	21.44%
Length of employment:	4 years 6 months	Location:	Las Vegas, NV

Home town:	Racine
Current & past employers:	SmartPic Advertising, Enhanced Media Concepts, Sport Clips Haircuts (owner)
Education:	Frank Phillips College, Parkland College

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate some debt at a lower interest rate. This loan will save me $400+ per month. I do not have a problem affording my current payments nor have I been late on anything. This consolidation just makes good financial sense. Thank you for your investment.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1986	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	64
Revolving Credit Balance:	$89,218.00	Public Records On File:	0
Revolving Line Utilization:	77.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 366404

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366404	$3,200	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366404. Member loan 366404 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	The Pantry d/b/a Kangaroo Express	Debt-to-income ratio:	11.27%
Length of employment:	10 years 9 months	Location:	Daytona Beach, FL

Home town:	Daytona Beach
Current & past employers:	The Pantry d/b/a Kangaroo Express, Wal-Mart, G.C. Murphy, Star Staff (Texaco/Aramco joint venture), Hughes Oil Company, Eastern Oil Company
Education:	Daytona State College

This borrower member posted the following loan description, which has not been verified:

Finally paying down my stupidities from when I was younger, but stuck with two cards. One is gradually creeping up to 17.74% as lower rate balances are paid off, and a second card with a zero percent transfer expiring in May, which will then also bounce to 17.74%. My budget is already configured for paying both off in a three year window, but I'd rather pay people rather then Bank of America and FIA, and this will also let me close the cards NOW. I'm a convenience store manager who is putting improving numbers on the bottom line and working for a profitable Fortune 500 Company, so my job is secure. I've learned the necessities of budgeting through the School of Hard Knocks, so money is being set aside for emergencies and retirement, as well as an emergency fund. I don't expect there to be any risk of default save through disability...and I'm getting a long-term disability policy the week I'm writing this.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	27
Revolving Credit Balance:	$7,572.00	Public Records On File:	0
Revolving Line Utilization:	17.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 366407

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366407	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366407. Member loan 366407 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Sonic Drive In	Debt-to-income ratio:	20.23%
Length of employment:	9 years 3 months	Location:	Jennings, LA

Home town:	Welsh
Current & past employers:	Sonic Drive In, Whataburger Restaraunts
Education:	McNeese State University

This borrower member posted the following loan description, which has not been verified:

I am trying to purchase a mobile home from my uncle. I was turned down a few times at a few banks because of my credit is fairly new. They say I have basically new accounts open and not enough credit history. They also said that it is hard to get a loan right now. My uncle needs to move in a couple of months and is in a bind.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,259.00	Public Records On File:	0
Revolving Line Utilization:	23.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 366424

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366424	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366424. Member loan 366424 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	DropStation, Inc.	Debt-to-income ratio:	12.24%
Length of employment:	1 year	Location:	Issaquah, WA

Home town:	El Cajon
Current & past employers:	DropStation, Inc., UAI, Inc.
Education:	Colorado State University (CSU)

This borrower member posted the following loan description, which has not been verified:

Seeking $25,000 to cover expenses until a sellers agreement withholding pays in early May 2009. Pay for property tax, medical bills, and business travel expenses.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	40
Revolving Credit Balance:	$41,556.00	Public Records On File:	0
Revolving Line Utilization:	91.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366481

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366481	$4,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366481. Member loan 366481 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	GRIFFIN FORD INC	Debt-to-income ratio:	9.38%
Length of employment:	2 years 3 months	Location:	RUBY, SC

Home town:	CHESTERFIELD
Current & past employers:	GRIFFIN FORD INC, RACEWAY FORD
Education:

This borrower member posted the following loan description, which has not been verified:

buying 2007 yamaha atv

A credit bureau reported the following information about this borrower member on December 2, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,712.00	Public Records On File:	0
Revolving Line Utilization:	18.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366490

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366490	$23,750	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366490. Member loan 366490 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Uhl, Fitzsimons & Jewett, PLLC	Debt-to-income ratio:	24.50%
Length of employment:	4 years 10 months	Location:	San Antonio, TX

Home town:
Current & past employers:	Uhl, Fitzsimons & Jewett, PLLC
Education:	Rice University

This borrower member posted the following loan description, which has not been verified:

I am one of those people who is being caught in the credit card issuers' rush to raise interest rates and lower spending limits, even on their good customers. I have no missed or late payments with ANY lender or credit card issuer, for my ENTIRE credit history, yet BofA's computer model decided my interest rate needed to be increased astronomically. (I also have an AMEX Blue card at a fixed rate of 3.99%, but they lowered the credit limit to within $100 of the balance, so the benefit of the low interest rate is completely negated by the hit my FICO score has taken for having no credit available on that account.) Looking ahead, my financial picture is great. I'm a lawyer, and the irony of the current financial climate is that my business is booming as a result of the bank mergers and real estate foreclosures. My debt was incurred in a bad marriage, and my ex is a deadbeat who is probably taking someone else for a ride now. I'm seeking a fixed-interest loan to transfer a BofA Mastercard balance to so I'm not swimming upstream anymore.

A credit bureau reported the following information about this borrower member on December 2, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$81,833.00	Public Records On File:	0
Revolving Line Utilization:	84.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366503

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366503	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366503. Member loan 366503 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:	Self-Employed	Debt-to-income ratio:	12.58%
Length of employment:	6 years 4 months	Location:	Creve Coeur, MO

Home town:
Current & past employers:	Self-Employed
Education:

This borrower member posted the following loan description, which has not been verified:

I'm looking for a loan to convert my debt from two credit cards to one loan. I have one existing loan from LendingClub.com members, which I've made 7 payments on so far. I much prefer the lending club loan over making payments on a credit card each month, even though I don't use them anymore. This is not a loan for new money, but will go to pay off existing debt, which I've never missed a payment on. I've never missed a payment on any credit card or any loan for that matter, and I've never not paid off a debt. The only reason my credit score isn't higher is because of the balances on my credit card.

A credit bureau reported the following information about this borrower member on December 2, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$69,163.00	Public Records On File:	0
Revolving Line Utilization:	83.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366533

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366533	$18,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366533. Member loan 366533 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	Electronic Transaction Consultants	Debt-to-income ratio:	7.75%
Length of employment:	9 months	Location:	Dallas, TX

Home town:	Boulder
Current & past employers:	Electronic Transaction Consultants, Risk Sciences Group
Education:	University of Colorado at Boulder

This borrower member posted the following loan description, which has not been verified:

Request a $18,500 personal loan to refinance a credit card balance at a lower rate. Interested in a loan for $18,500 for debt consolidation. This is to pay off a credit card with a balance of $18,500, at a 17.99% APR. The balance came from several years of accumulated medical bills and auto repairs. I currently pay $600 to $800 per month toward the credit card and would like to retire the entire balance in 3 years. Monthly Gross Income: $5500.00 Monthly Net Income (after taxes and 10% 401(k) contribution): $3737.00 Current Monthly Expenses: Mortgage: $653.00 Auto: $426.00 Utilities/Phone/Cellular: $300.00 Insurance (auto and home): $120.00 All of my accounts are current (if open) or paid as agreed (if closed).

A credit bureau reported the following information about this borrower member on December 2, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,088.00	Public Records On File:	0
Revolving Line Utilization:	85.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366536

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366536	$9,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366536. Member loan 366536 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Los Angeles Harbor Department	Debt-to-income ratio:	0.00%
Length of employment:	2 years	Location:	long beach, CA

Home town:	Glendale
Current & past employers:	Los Angeles Harbor Department, City of Long Beach, Fire Deptartment, Westmed/McCormick Ambulance
Education:	California State University-Long Beach (CSULB), San Diego State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

Restoring and rebuilding engine on 1968 Malibu that has been in my family for some time. We have the money now, but it would deplete our emergency fund. Looking for loan to ease/differ the money. My mechanic is possibly leaving the country next year, so time is of the essence at this point.

A credit bureau reported the following information about this borrower member on December 2, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366538

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366538	$4,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366538. Member loan 366538 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	morenzoni painting	Debt-to-income ratio:	11.46%
Length of employment:	3 years 10 months	Location:	wakefield, RI

Home town:	Wakefield
Current & past employers:	morenzoni painting, aqua science
Education:	county college of rhode island

This borrower member posted the following loan description, which has not been verified:

pay off credit cards and school bills also some moving cost

A credit bureau reported the following information about this borrower member on December 2, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,656.00	Public Records On File:	0
Revolving Line Utilization:	72.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366553

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366553	$20,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366553. Member loan 366553 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Telsey Advisory Group	Debt-to-income ratio:	13.61%
Length of employment:	5 months	Location:	New York, NY

Home town:	Sydney
Current & past employers:	Telsey Advisory Group, Oppenheimer & Co, Inc.
Education:	Boston University

This borrower member posted the following loan description, which has not been verified:

I am looking for loan to consolidate some debt. I lost my job in December of 2007 and found a job in July of 2008. I received a weeks severance and used my bonus to get by for 6 months. In any event, I got pretty levered up over the 6 months and would like to get from under the burden. I will get a bonus of at least the amount borrowed by Jan/Feb of 09.

A credit bureau reported the following information about this borrower member on December 2, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	21	Months Since Last Delinquency:	5
Revolving Credit Balance:	$16,473.00	Public Records On File:	0
Revolving Line Utilization:	94.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 366563

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366563	$12,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366563. Member loan 366563 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,583 / month
Current employer:	VML	Debt-to-income ratio:	11.85%
Length of employment:	3 years 2 months	Location:	Seattle, WA

Home town:
Current & past employers:	VML, Hallmark
Education:	Kansas City Art Institute

This borrower member posted the following loan description, which has not been verified:

We need to replace the roof in the house we recently bought. We moved in 6 months ago and our roof has sprang a leak.

A credit bureau reported the following information about this borrower member on December 2, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	75
Revolving Credit Balance:	$28,218.00	Public Records On File:	0
Revolving Line Utilization:	85.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 366567

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366567	$24,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366567. Member loan 366567 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,583 / month
Current employer:	After Hours Digital	Debt-to-income ratio:	9.59%
Length of employment:	5 years	Location:	Irvine, CA

Home town:	Irvine
Current & past employers:	After Hours Digital
Education:

This borrower member posted the following loan description, which has not been verified:

I am a certified independent Apple Technology Consultant who is referred by several local retail stores to companies in need of technical support (Apple employees can?t go to customer locations or troubleshoot third-party software or hardware.) I have been in business for five years and in related fields for ten more. My specialties include the maintenance of computer networks, internet access, and email systems; software and hardware troubleshooting; data backups; and data recovery from damaged hard drives. I also utilize the latest technology for remote troubleshooting and can take control of client computers within seconds of a request. I am very technically informed and receive daily several hundred confidential internal emails within the Apple Consultants Network that inform me of up-to-the-minute problems that other consultants are encountering at customer locations throughout the U.S. I also monitor a dozen third-party technical sites covering countless issues as they occur. For the last five years I have been going solo and have been too busy to take on new customers, but an opportunity has presented itself to take on someone with whom I?ve worked in the past who has the perfect technical expertise. Toward this end I?ve just purchased another cargo van (that I will turn into a mobile information technology center) and I?d started to buy equipment using some special-rate credit card offers when I realized that?as silly as this may sound, as I just signed up to be a lender?I can borrow at a better rate over a longer period of time from LendingClub.com. I still need to purchase a laptop, desktop, diagnostic software, hardware, communication equipment, storage racks for the van, switches, routers, and network cabling for inventory as well as certification classes for my new employee. I also read many local, regional, and international newspapers daily, uncovering gems like LendingClub.com and recently noticed they have a program to trade promissory notes with FolioFN.com?another brilliant investment vehicle. LendingClub.com is a great concept to allow the little guy (lender or borrower) to participate like the big guys.

A credit bureau reported the following information about this borrower member on December 2, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1982	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4.00	Public Records On File:	1
Revolving Line Utilization:	0.00%	Months Since Last Record:	105
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366568

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366568	$25,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366568. Member loan 366568 was requested on December 4, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,917 / month
Current employer:	Altura Credit Union	Debt-to-income ratio:	15.30%
Length of employment:	8 years 11 months	Location:	Murrieta, CA

Home town:	Oceanside
Current & past employers:	Altura Credit Union, Bank of America
Education:	University of San Francisco (USF)

This borrower member posted the following loan description, which has not been verified:

Our company is internet based and most of the software and website has been completed, see our website at www.fatherstime.com. We need the final $33,000 to cover equipment costs and software development fees, in order to complete our project. We have interest in our product from non profits, governmental agencies and community groups. We believe this product will change the lives of men and fathers across many continents.

A credit bureau reported the following information about this borrower member on December 4, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1985	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$98,206.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366570

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366570	$5,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366570. Member loan 366570 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,250 / month
Current employer:	self-employed	Debt-to-income ratio:	6.48%
Length of employment:	2 years 2 months	Location:	New York, NY

Home town:	New York
Current & past employers:	self-employed
Education:	St. Johns University

This borrower member posted the following loan description, which has not been verified:

I have two credit cards with balances on them, college loans, and a business credit card for my web design service that's generating decent income. I have no problem making payments, but I want to spend less time reading statements and making payments and more time on studies and growing my business. This loan will be used to consolidate monthly payments and use time more productively. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on December 2, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,509.00	Public Records On File:	0
Revolving Line Utilization:	95.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366620

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366620	$9,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366620. Member loan 366620 was requested on December 3, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	American Airlines	Debt-to-income ratio:	7.47%
Length of employment:	19 years 5 months	Location:	Leesburg, VA

Home town:	Levittown
Current & past employers:	American Airlines, USAF -Pilot
Education:	Purdue University-Main Campus

This borrower member posted the following loan description, which has not been verified:

Consolidate and refinance at lower rate

A credit bureau reported the following information about this borrower member on December 3, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,912.00	Public Records On File:	0
Revolving Line Utilization:	30.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366625

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366625	$18,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366625. Member loan 366625 was requested on December 3, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,833 / month
Current employer:	Xaverian HS	Debt-to-income ratio:	17.19%
Length of employment:	28 years	Location:	Staten Island, NY

Home town:	Brooklyn
Current & past employers:	Xaverian HS
Education:	Graduate Center CUNY, St. Johns University, CUNY College of Staten Island, St Francis College

This borrower member posted the following loan description, which has not been verified:

fixed rate $18,000 48 to 60 month term

A credit bureau reported the following information about this borrower member on December 3, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1985	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,358.00	Public Records On File:	0
Revolving Line Utilization:	8.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366642

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366642	$10,800	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366642. Member loan 366642 was requested on December 3, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	MARLABS INC	Debt-to-income ratio:	11.64%
Length of employment:	3 years 8 months	Location:	PLAINSBORO, NJ

Home town:
Current & past employers:	MARLABS INC
Education:

This borrower member posted the following loan description, which has not been verified:

Purpose of loan: To pay off my high interest personnel loan and credit card payments I have the following loans open A) Bank of America Personnel loan $7500 (14.5%) B) credit card $3000 (14.25%) My financial situation: Working in and in the IT field for last 10 years I have annual income over $70K+Quarterly bonuses I have more than $1500 left monthly for my loan payments. I have paid my loans on time and never delayed any loan or bill payment. Credit Score: My Credit score in credit Karma is 715 Income: Monthly income: $4200(after tax) My monthly budget: Mortgage/rent: $944 Medical Insurance: $ deducted by company from quarterly bonus Car Insurance: $ 90 Car expenses: $ Loan Paid Off + $80 for Gas Utilities, Gas: $ 250 Phone, cable, internet: $ 133 Food, entertainment: $ 300 Credit cards and other loan payments: $ 201 for BAC loan EMI + $200 for credit card Other expenses: $ 100 --------------------------------------- Total monthly expenses: $ 2298 Left over from income $1902 I don?t have any problem paying around $400 for this loan with the left over amount. Thanks for your interest in My Listing and please do let me know if you have queries

A credit bureau reported the following information about this borrower member on December 3, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,142.00	Public Records On File:	0
Revolving Line Utilization:	38.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366655

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366655	$20,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366655. Member loan 366655 was requested on December 3, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,583 / month
Current employer:	Booz Allen Hamilton	Debt-to-income ratio:	16.74%
Length of employment:	1 year 1 month	Location:	Chantilly, VA

Home town:	Chantilly
Current & past employers:	Booz Allen Hamilton
Education:	University of Virginia (UVA)

This borrower member posted the following loan description, which has not been verified:

Personal loan for debt consolidation

A credit bureau reported the following information about this borrower member on December 3, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,596.00	Public Records On File:	0
Revolving Line Utilization:	49.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366701

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366701	$13,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366701. Member loan 366701 was requested on December 3, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,850 / month
Current employer:	State of California	Debt-to-income ratio:	16.04%
Length of employment:	3 years	Location:	Citrus Heights, CA

Home town:	Sacramento
Current & past employers:	State of California
Education:	California State University-Chico (CSU Chico)

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to consolidate debt from several credit cards into one lower-interest payment. The goal is to erase credit card debt within a set timeframe, free up money that is being wasted on high interest rates and fees, and build savings to be used for emergencies in lieu of credit cards. I am a co-homeowner with my girlfriend. We are trying to implement a budget, tie up lose ends, and manage our money better. Our free and easy lifestyle has come to and end with two kids (2 yrs & 5 months) in daycare and a mortgage!

A credit bureau reported the following information about this borrower member on December 3, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,671.00	Public Records On File:	0
Revolving Line Utilization:	60.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366705

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366705	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366705. Member loan 366705 was requested on December 3, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	GIG, LLC	Debt-to-income ratio:	17.85%
Length of employment:	3 years	Location:	los angeles, CA

Home town:	New York
Current & past employers:	GIG, LLC, Matrix Legal, CBS Corp.
Education:	Boston College, George Washington University (GW)

This borrower member posted the following loan description, which has not been verified:

Requesting $10,000 at a 5 year repayment status. Just moved to another city for another job and need finances for expenses related to the move.

A credit bureau reported the following information about this borrower member on December 3, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,646.00	Public Records On File:	0
Revolving Line Utilization:	54.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 366727

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366727	$25,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366727. Member loan 366727 was requested on December 3, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	TNT Properties	Debt-to-income ratio:	7.81%
Length of employment:	3 months	Location:	Sacramento, CA

Home town:	Detroit
Current & past employers:	TNT Properties, Pilot Catastrophe, American Express, Continental Airlines
Education:	Harris County Community College

This borrower member posted the following loan description, which has not been verified:

I have financed the purchase of a lot in Sacramento California Midtown (very trendy) area. The original sales price was $120,000. I have paid $74,00 to the owner and he has financed the remaining $46,000. I would like to borrow $25,000 to pay down the balance I owe him. The lot was appraised last week for $130,000. My plans are to build a 2K Sq Ft single family residence on this property. I have submitted plans to the city of Sacramento.

A credit bureau reported the following information about this borrower member on December 3, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$53,991.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 366733

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366733	$25,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366733. Member loan 366733 was requested on December 3, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,833 / month
Current employer:	BILL MCCURLEY CHEVROLET INC	Debt-to-income ratio:	16.46%
Length of employment:	4 years 2 months	Location:	PASCO, WA

Home town:	Portland
Current & past employers:	BILL MCCURLEY CHEVROLET INC, Charter Communications
Education:	University of Oregon

This borrower member posted the following loan description, which has not been verified:

I would like to put all my dept at one place.

A credit bureau reported the following information about this borrower member on December 3, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,400.00	Public Records On File:	0
Revolving Line Utilization:	32.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366743

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366743	$2,400	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366743. Member loan 366743 was requested on December 3, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	U.S. Army	Debt-to-income ratio:	7.52%
Length of employment:	2 years 4 months	Location:	Fort Hood, TX

Home town:	Puerto Plata
Current & past employers:	U.S. Army, Banco Popular Dominicano, Dominican Oil Refinery
Education:	Academia Naval Dominicana

This borrower member posted the following loan description, which has not been verified:

To cover last minute expenses on my wedding.

A credit bureau reported the following information about this borrower member on December 3, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,960.00	Public Records On File:	0
Revolving Line Utilization:	35.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366756

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366756	$3,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366756. Member loan 366756 was requested on December 4, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	ace data	Debt-to-income ratio:	14.88%
Length of employment:	7 years 3 months	Location:	tempe, AZ

Home town:	Kansas City
Current & past employers:	ace data, university of washington
Education:

This borrower member posted the following loan description, which has not been verified:

Hello my name is Margaret and I am in need of some financial assistance. My daughter referred me to The Lending Club as my last resort. I have applied for loans at banks and regaurdless of my great credit they are not offering me the best options for me, rates are ridiculous or monthly payments are to high. My husband and I need funding for medical equipment that will be installed in our home for my husband, who is in desperate need of them. I would also like to pay off some very small debts which will totally clear up my credit card debt.

A credit bureau reported the following information about this borrower member on December 4, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1959	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$55,160.00	Public Records On File:	0
Revolving Line Utilization:	0.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 366783

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366783	$4,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366783. Member loan 366783 was requested on December 4, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Quest Title Agency, Inc.	Debt-to-income ratio:	21.09%
Length of employment:	6 years 7 months	Location:	Nutley, NJ

Home town:	Kearny
Current & past employers:	Quest Title Agency, Inc.
Education:	New Jersey City University

This borrower member posted the following loan description, which has not been verified:

I would like to pay off 4 existing credits cards.

A credit bureau reported the following information about this borrower member on December 4, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,361.00	Public Records On File:	1
Revolving Line Utilization:	11.10%	Months Since Last Record:	30
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366787

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366787	$18,800	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366787. Member loan 366787 was requested on December 5, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	Auburn University/Coosa County Extension Office	Debt-to-income ratio:	13.07%
Length of employment:	1 year 6 months	Location:	Ashland, AL

Home town:	Leeds
Current & past employers:	Auburn University/Coosa County Extension Office, Retired from Social Security Administration after 30 years employment
Education:

This borrower member posted the following loan description, which has not been verified:

I wish to use this loan to pay off and close out credit cards. Thanks for your time and consideration.

A credit bureau reported the following information about this borrower member on December 4, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,554.00	Public Records On File:	0
Revolving Line Utilization:	47.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 366795

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366795	$6,000	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366795. Member loan 366795 was requested on December 4, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Weir Floway, Inc.	Debt-to-income ratio:	3.89%
Length of employment:	3 months	Location:	Fresno, CA

Home town:
Current & past employers:	Weir Floway, Inc., Healthcomp TPA, Ossur Americas, Inc., Valeant Pharmaceuticals Int'l
Education:	UC Irvine

This borrower member posted the following loan description, which has not been verified:

I'm tired of paying a high interest rate. I calculated how much I've paid in interest over the past 2 years and it's astronomical. I took a loan out from Cash Call and the interest rate on the loan is killer, 60% APY, 5% every month. I'm paying over $250 in interest alone every month!!!! I have no problems making the payments, but just the thought of how much I paid in interest is making me sick. Thank you for everyone who helped me so far, just need a little bit more to help me exercise this loan from hell.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	6	Months Since Last Delinquency:	16
Revolving Credit Balance:	$301.00	Public Records On File:	0
Revolving Line Utilization:	18.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366813

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366813	$15,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366813. Member loan 366813 was requested on December 4, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	fairfax realty	Debt-to-income ratio:	12.32%
Length of employment:	4 years 3 months	Location:	SILVER SPRING, MD

Home town:	montes claros
Current & past employers:	fairfax realty, Self Emploryer
Education:	Montgomerery College

This borrower member posted the following loan description, which has not been verified:

I would like to increese my knoledge and my skills. Being able to have a better life style and help more people with the knoledge I adquire by being a good prepared profissional for the market place.

A credit bureau reported the following information about this borrower member on December 4, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,821.00	Public Records On File:	0
Revolving Line Utilization:	22.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 366832

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366832	$5,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366832. Member loan 366832 was requested on December 4, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	U.S.Postal Services	Debt-to-income ratio:	24.04%
Length of employment:	26 years	Location:	Daly city, CA

Home town:	Hong Kong
Current & past employers:	U.S.Postal Services
Education:	AA Degree

This borrower member posted the following loan description, which has not been verified:

I need the loan to pay off somebody that I owe.

A credit bureau reported the following information about this borrower member on December 4, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1986	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$992.00	Public Records On File:	0
Revolving Line Utilization:	99.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366847

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366847	$2,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366847. Member loan 366847 was requested on December 4, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Blue Star Group, Inc.	Debt-to-income ratio:	0.71%
Length of employment:	2 years 8 months	Location:	Danbury, CT

Home town:	Kaohsiung
Current & past employers:	Blue Star Group, Inc., EMC Corp.
Education:	Babson College

This borrower member posted the following loan description, which has not been verified:

We operate an online business that sells tshirts across multiple channels on the internet (ebay, amazon and a proprietary website called BlueStarTees.com). We would like to increase our inventory to meet additional demand during the Christmas season.

A credit bureau reported the following information about this borrower member on December 4, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,520.00	Public Records On File:	0
Revolving Line Utilization:	6.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366866

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366866	$19,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366866. Member loan 366866 was requested on December 4, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,362 / month
Current employer:	American Horizon, Inc	Debt-to-income ratio:	23.58%
Length of employment:	3 years 5 months	Location:	Sacramento, CA

Home town:
Current & past employers:	American Horizon, Inc
Education:	University of California-Davis (UC Davis)

This borrower member posted the following loan description, which has not been verified:

I had taken out a personal loan last year that I have paid down significantly and would like to accelerate the payoff of the remaining amount. I currently pay 781/month at 17% and if my terms are met will save 186/month to which I can reapply and payoff the loan 8 months of payments or $6,248! Thank you for your consideration.

A credit bureau reported the following information about this borrower member on December 4, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,504.00	Public Records On File:	0
Revolving Line Utilization:	95.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 366867

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366867	$15,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366867. Member loan 366867 was requested on December 4, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,600 / month
Current employer:	Towne Pharmacy	Debt-to-income ratio:	13.92%
Length of employment:	12 years	Location:	Lake Hopatcong, NJ

Home town:	Newark
Current & past employers:	Towne Pharmacy, Comet
Education:

This borrower member posted the following loan description, which has not been verified:

I will be planning on spending my loan to pay off my current debts. I owe about $14000 on credit card, phone, cable, oil, rent, and insurance. I am hoping the amount of money a month to pay off my loan will be less than $1455, which is what I am paying currently. I make $1800 a month; which leaves me with roughly about $350 extra a month to pay for food, gas, and my laundry. It is pretty rough for me when my two daughters live with me and are currently unemplpoyed with these tough economic times. Please help me!

A credit bureau reported the following information about this borrower member on December 4, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,707.00	Public Records On File:	0
Revolving Line Utilization:	95.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366874

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366874	$15,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366874. Member loan 366874 was requested on December 4, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	MRK Express Inc	Debt-to-income ratio:	7.03%
Length of employment:	3 years 2 months	Location:	Wheeling, IL

Home town:	Lomza
Current & past employers:	MRK Express Inc
Education:

This borrower member posted the following loan description, which has not been verified:

I want to buy a used trailer(1 year old) for my trucking business. I'm self-employed, have one truck that I paid off about two months ago. Currently I'm renting a trailer from the company I'm leased to for 500$ a month. I can take the very same 500 I'm paying for renting and can pay on a loan to the investors here. My finances are as follow: Income: 5200$ a month (net income from truck) Expenses: 1200 - Condo pmt 600 - Car gas 750 - Food 185 - Utilities 145 - Cell phone & mobile internet ------------------------- 2320 - Left over As you can see I have a decent shovel to work with and I will have no problem paying it off. I have friends that tell me to wait 1 year and just pay cash for it, but I rather leave some interest here than let the company I lease to keep on taking from me.

A credit bureau reported the following information about this borrower member on December 4, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	27
Revolving Credit Balance:	$31,590.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366885

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366885	$4,500	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366885. Member loan 366885 was requested on December 4, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,192 / month
Current employer:	CNB	Debt-to-income ratio:	3.20%
Length of employment:	9 years 2 months	Location:	Hawthorne, CA

Home town:	Los Angeles
Current & past employers:	CNB
Education:	California State University-Long Beach

This borrower member posted the following loan description, which has not been verified:

Payoff bank debt incurred by teenage son who fell victim to check scam.

A credit bureau reported the following information about this borrower member on December 4, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,566.00	Public Records On File:	1
Revolving Line Utilization:	38.10%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 366887

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366887	$20,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366887. Member loan 366887 was requested on December 4, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,658 / month
Current employer:	Sandia National Laboratories	Debt-to-income ratio:	15.02%
Length of employment:	21 years 8 months	Location:	Livermore, CA

Home town:
Current & past employers:	Sandia National Laboratories
Education:

This borrower member posted the following loan description, which has not been verified:

We own a performing arts studio that has been growing in student enrollment. We need to restructure our current facility and purchase additional teaching equipment to accommodate the increasing enrollments. This loan will be used to perform those improvements.

A credit bureau reported the following information about this borrower member on December 4, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$141,165.00	Public Records On File:	0
Revolving Line Utilization:	59.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366902

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366902	$8,500	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366902. Member loan 366902 was requested on December 4, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,900 / month
Current employer:	Santa Clara County Office of Education	Debt-to-income ratio:	19.84%
Length of employment:	4 years 1 month	Location:	San Jose, CA

Home town:	San Jose
Current & past employers:	Santa Clara County Office of Education
Education:	West Valley College, San Jose City College

This borrower member posted the following loan description, which has not been verified:

The loan is to be used to pay for surgery and the follow up treatment.

A credit bureau reported the following information about this borrower member on December 4, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	43
Revolving Credit Balance:	$9,719.00	Public Records On File:	0
Revolving Line Utilization:	23.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366913

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366913	$7,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366913. Member loan 366913 was requested on December 5, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Bank of America Corp.	Debt-to-income ratio:	15.25%
Length of employment:	8 years 1 month	Location:	Garden Grove, CA

Home town:	Manila
Current & past employers:	Bank of America Corp., Domino's Pizza
Education:	California Polytechnic State University (CalPoly)

This borrower member posted the following loan description, which has not been verified:

Will be used to consolidate high interest credit cards

A credit bureau reported the following information about this borrower member on December 5, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,951.00	Public Records On File:	0
Revolving Line Utilization:	97.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366919

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366919	$7,500	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366919. Member loan 366919 was requested on December 5, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	RAD Powersports	Debt-to-income ratio:	7.80%
Length of employment:	2 years 8 months	Location:	Allentown, PA

Home town:
Current & past employers:	RAD Powersports
Education:	Northampton County Area Community College

This borrower member posted the following loan description, which has not been verified:

I currently work at a dealership repairing motorcycles and ATV's. I have a rare opportunity to buy their older shop equipment (tire machine,lifts,etc.) as they are upgrading. This purchase would allow me to do more repair work from my residence, and eventually work for myself.

A credit bureau reported the following information about this borrower member on December 5, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$678.00	Public Records On File:	0
Revolving Line Utilization:	48.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 366929

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366929	$5,750	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366929. Member loan 366929 was requested on December 5, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Retired	Debt-to-income ratio:	21.60%
Length of employment:	25 years	Location:	Williamsburg, VA

Home town:	Washington
Current & past employers:	Retired, May Co/Hechts
Education:	Strayer University

This borrower member posted the following loan description, which has not been verified:

I am an 80 yr young widowed grandma, with an excellent credit history, who would like to treat her daughter and 3 grandchildren to a surprise trip to DisneyWorld for Christmas this year. When I asked them what they wanted for Christmas during Thanksgiving dinner, the word "DisneyWorld" was screamed in unison. I believe they knew I would ask that question. I am a retired interior designer and currently making $32,000 between my husbands' pension and my social security. I have one credit card with Chase Visa and pay more than what is due each month to keep my credit rating in good standing. I have a money market account with Sun Trust Bank, but would prefer not touching it. I rent an apartment for $1400 a month and have very little little expenses. I would be willing to pay off the loan in 24 months (probably earlier) at a rate of about 6.8%, which means my monthly payment would be around $256.70. This is easily affordable for me. I appreciate your consideration and look forward to working with you.

A credit bureau reported the following information about this borrower member on December 5, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	42
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366946

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366946	$10,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366946. Member loan 366946 was requested on December 5, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Superior Medical Supply LLC	Debt-to-income ratio:	0.00%
Length of employment:	2 years	Location:	Dallas, TX

Home town:	Windsor
Current & past employers:	Superior Medical Supply LLC, Magnoilia Hotel
Education:	Dallas Baptist University

This borrower member posted the following loan description, which has not been verified:

I have a registered Medical supply company called Superior Medical Supply LLC. We are ready to start ordering our products and have some contracts with medical facilities in Texas. We just needed a little more cash to initially pay for the medical products that I'm going to be ordering.

A credit bureau reported the following information about this borrower member on December 5, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	36
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366951

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366951	$19,200	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366951. Member loan 366951 was requested on December 5, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,500 / month
Current employer:	ROSNER CHEVROLET	Debt-to-income ratio:	20.21%
Length of employment:	5 years 10 months	Location:	SEBASTIAN, FL

Home town:	MONTERAY
Current & past employers:	ROSNER CHEVROLET
Education:

This borrower member posted the following loan description, which has not been verified:

HAVE TWO CREDIT CARDS , ONE WITH 7000 BAL AND ONE WITH 3400 BAL.. WANT TO PAY OFF AND CLOSE THEM AS INTEREST RATES ARE RISING AND THEY NEVER SEEM TO GO DOWN . CREDIT CARD DEBT WILL BE THE NEXT FINANCIAL CRISIS AND I WOULD LOVE TO GET OUT FROM UNDER THEM IF I CAN. WITH THE BALANCE I WOULD LIKE TO FINISH SOME HOME IMPROVEMENTS STARTED A FEW MONTHS BACK, WITH THE HOUSING MARKET IN SUCH AN UPROAR A HOME REFINANCE IS OUT OF THE QUESTION AS MY HOME IS NOW WORTH LESS THAN I OWE ON IT. WOULD LIKE TO FINISH TILE ON PATIO AND FRONT PORCH AND REPLACE KITCHEN CABINETS WITH GRANITE COUNTER TOPS

A credit bureau reported the following information about this borrower member on December 5, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1983	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	53
Revolving Credit Balance:	$8,776.00	Public Records On File:	0
Revolving Line Utilization:	25.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 366968

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366968	$15,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366968. Member loan 366968 was requested on December 5, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,112 / month
Current employer:	EMC Corp.	Debt-to-income ratio:	5.02%
Length of employment:	4 years 5 months	Location:	McKinney, TX

Home town:	Burlington, ONT
Current & past employers:	EMC Corp., Business Edge Solutions
Education:	Brock University

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate 3 credit cards and a unsecured loan into a single manageable payment.

A credit bureau reported the following information about this borrower member on December 5, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,513.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366972

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366972	$2,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366972. Member loan 366972 was requested on December 5, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	wendys	Debt-to-income ratio:	13.98%
Length of employment:	4 years 3 months	Location:	natrona heights, PA

Home town:	natrona heights
Current & past employers:	wendys, mcdonalds, weleski transfer
Education:	Slippery Rock University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I am using this money to cover my expenses during the holidays. I recently just graduated college and in a big slump for the holidays. I have a job but just got started so I need some money so I wont disappoint my family

A credit bureau reported the following information about this borrower member on December 5, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,063.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366973

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366973	$3,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366973. Member loan 366973 was requested on December 5, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	altantic paratranist	Debt-to-income ratio:	5.17%
Length of employment:	6 months	Location:	RIDGEWOOD, NY

Home town:	Manhattan
Current & past employers:	altantic paratranist
Education:	lagaurdia community college

This borrower member posted the following loan description, which has not been verified:

I need this loan due to the fact that I need to pay for funreal services. A member of my family past away and I don't have enough to cover the payments.

A credit bureau reported the following information about this borrower member on December 5, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,819.00	Public Records On File:	0
Revolving Line Utilization:	26.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366989

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366989	$25,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366989. Member loan 366989 was requested on December 5, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,142 / month
Current employer:	City of Providence School Department	Debt-to-income ratio:	15.99%
Length of employment:	12 years 7 months	Location:	Warwick, RI

Home town:	new brunswick
Current & past employers:	City of Providence School Department, UPS Freight (current part time evening)
Education:	Community College of Rhode Island

This borrower member posted the following loan description, which has not been verified:

I will use this loan to pay off excessive credit card debt. I have $50,000 in credit card debt that mostly accumulated from transfering balances. I have never been late on any payments and try to pay a little extra each month on my credit cards, but it seems almost impossible for the balances to come down. I applied for loans with conventional lenders and have been denied because of the high credit balances. I thought with my A+ repayment history and zero delinquencies, obtaining a debt consolidation loan would be much easier. I now realize that the amount of credit I have earned and used has had a great impact on lenders decisions. I am fortunate enough to have a full time and part time position with two very secure companies, so there is no doubt that I will repay the amount requested. As you look at my history you will see that I have never defaulted on any of my obligations. Thank you in advance for your consideration.

A credit bureau reported the following information about this borrower member on December 5, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,868.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366991

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366991	$20,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366991. Member loan 366991 was requested on December 5, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Capital One Bank	Debt-to-income ratio:	20.34%
Length of employment:	9 months	Location:	Allen, TX

Home town:	San Antonio
Current & past employers:	Capital One Bank, Bank of America Corp.
Education:	Texas State University-San Marcos

This borrower member posted the following loan description, which has not been verified:

Hello, me and my fiancee have been dating for 10 years now, and we will be getting married next year. Early on (we began dating in high school), we decided we would wait until we were both out of college before ever getting engaged and then married, and we stuck to that agreement. After we both graduated from college, she decided to go back and get her Master's degree in Professional Counseling. And I supported her decision and have supported her so that she could dedicate herself to grad school one hundred percent. She recently graduated, and we have been making wedding plans for the last 2 years, but the assistance we thought we would be getting from parents turned out to be non-existent. I applied for a personal loan from a bank but was declined. She is the best person in my life, and she deserves to have the wedding of her dreams. I have a decent credit score (680) and have the ability to pay back a loan for our wedding, I just can't get approved from a major bank. We are finally able to save, since I got a really good paying job this past year, we just don't have the amount of time to save all that we would need for a nice wedding. So, that's when I heard about lending club, and thought that it might be a good idea to try out. If someone could have it in them to help grant me the loan for our wedding, I can promise that it would be paid back without complications. Soon, my fiancee will be working as well, but we just don't have enough time before the wedding to save the total amount. Thank you for your consideration and time.

A credit bureau reported the following information about this borrower member on December 5, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,844.00	Public Records On File:	0
Revolving Line Utilization:	85.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366996

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366996	$5,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366996. Member loan 366996 was requested on December 5, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,500 / month
Current employer:	Best Buy	Debt-to-income ratio:	12.40%
Length of employment:	3 years 1 month	Location:	Houston, TX

Home town:	Houston
Current & past employers:	Best Buy
Education:	University of Houston

This borrower member posted the following loan description, which has not been verified:

just random

A credit bureau reported the following information about this borrower member on December 5, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,678.00	Public Records On File:	0
Revolving Line Utilization:	23.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 367001

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
367001	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 367001. Member loan 367001 was requested on December 5, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	quiznos sub	Debt-to-income ratio:	7.80%
Length of employment:	4 years 6 months	Location:	Poughquag, NY

Home town:	New Haven
Current & past employers:	quiznos sub, beekman square diner
Education:	SUNY Westchester Commmunity College

This borrower member posted the following loan description, which has not been verified:

I own a Quiznos sub franchise with a partner who is leaving. the business debt is at $40000, mostly on credit cards in his name. I need to carry over half the debt into my name.

A credit bureau reported the following information about this borrower member on December 5, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	38	Months Since Last Delinquency:	16
Revolving Credit Balance:	$18,065.00	Public Records On File:	0
Revolving Line Utilization:	18.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 367051

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
367051	$4,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 367051. Member loan 367051 was requested on December 5, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Massmutual	Debt-to-income ratio:	15.57%
Length of employment:	4 months	Location:	agawam, MA

Home town:	West Springfield
Current & past employers:	Massmutual, Bank of America Corp., MetLife Inc., Morgan Stanley
Education:	Westfield State College, University of Massachusetts at Amherst

This borrower member posted the following loan description, which has not been verified:

My best friend has brest cancer and is very sick and poor and needs a wheelchair ramp for her house so she can go home again. This will be enough money for the ramp. We will be paying off the loan very quickly as we are going to be doing alot of fundraisers to pay off the loan.

A credit bureau reported the following information about this borrower member on December 5, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,390.00	Public Records On File:	0
Revolving Line Utilization:	80.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 367053

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
367053	$18,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 367053. Member loan 367053 was requested on December 5, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$10,000 / month
Current employer:	giant food	Debt-to-income ratio:	11.07%
Length of employment:	16 years 6 months	Location:	BURKE, VA

Home town:	Fairfax
Current & past employers:	giant food
Education:

This borrower member posted the following loan description, which has not been verified:

At first, i want to find a business loan. But I have a friend who told me to go in this website and try to borrow personal loan. So I would like to give it a try

A credit bureau reported the following information about this borrower member on December 5, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	25
Revolving Credit Balance:	$28,404.00	Public Records On File:	0
Revolving Line Utilization:	32.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 367056

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
367056	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 367056. Member loan 367056 was requested on December 5, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	ERA Besmatch RE	Debt-to-income ratio:	22.22%
Length of employment:	12 years 2 months	Location:	New York, NY

Home town:
Current & past employers:	ERA Besmatch RE, ERA Besmatch RE
Education:	City College of New York

This borrower member posted the following loan description, which has not been verified:

To complete a business project

A credit bureau reported the following information about this borrower member on December 5, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$49,391.00	Public Records On File:	0
Revolving Line Utilization:	90.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 363248

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363248	$10,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363248. Member loan 363248 was requested on December 6, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Media Gensis	Debt-to-income ratio:	22.43%
Length of employment:	4 years	Location:	FERNDALE, MI

Home town:	Ypsilanti
Current & past employers:	Media Gensis
Education:	Eastern Michigan University

This borrower member posted the following loan description, which has not been verified:

Little credit card bills piled up here and there and I'd rather be paying one bill a month with an eye towards actually paying it off. I have a job, I can always make payments, I would just prefer paying once a month (and to a real person no less).

A credit bureau reported the following information about this borrower member on December 6, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	67
Revolving Credit Balance:	$9,469.00	Public Records On File:	0
Revolving Line Utilization:	59.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366886

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366886	$7,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366886. Member loan 366886 was requested on December 6, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	State Street Corp.	Debt-to-income ratio:	7.31%
Length of employment:	9 months	Location:	Overland Park, KS

Home town:	Overland Park
Current & past employers:	State Street Corp., Best Buy Co. Inc.
Education:	University of Kansas Main Campus

This borrower member posted the following loan description, which has not been verified:

I am looking to upgrade vehicles since my current car is getting older and higher mileage. I own my current car, which is a 1991 Toyota MR2 Turbo and has a market value around my area of roughly $5000. I will be selling this car shortly, but must have the new vehicle first since I only have the one daily driver. I need this loan to cover the initial total cost of the new vehicle and then I will pay down the principal of the loan once I have sold my current car. I have a credit score of 746 as of 12/04/08, when it was ran at a local dealership and subsequently offered a 24% interest rate. I know that with my credit score and collateral I should receive a much much better rate.

A credit bureau reported the following information about this borrower member on December 4, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$832.00	Public Records On File:	0
Revolving Line Utilization:	6.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 367046

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
367046	$4,150	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 367046. Member loan 367046 was requested on December 6, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,167 / month
Current employer:	G and P Enterprises Inc. of NWA	Debt-to-income ratio:	22.70%
Length of employment:	6 months	Location:	Siloam Springs, AR

Home town:	Erie
Current & past employers:	G and P Enterprises Inc. of NWA, Rockline Industries, Inc.
Education:	University of Arkansas at Fayetteville

This borrower member posted the following loan description, which has not been verified:

Loan is required to buyout partner of G & P Enterprises Inc. of NWA. We specialize in the refurbishing and recycling of computer equipment for resale. In addition we provide other computer services such as repairs and database programming.

A credit bureau reported the following information about this borrower member on December 6, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1984	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	69
Revolving Credit Balance:	$27,535.00	Public Records On File:	0
Revolving Line Utilization:	54.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 367070

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
367070	$3,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 367070. Member loan 367070 was requested on December 6, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Fairfax County Public Schools	Debt-to-income ratio:	7.90%
Length of employment:	5 years	Location:	Lesburg, VA

Home town:	Virginia Beach
Current & past employers:	Fairfax County Public Schools
Education:	Old Dominion University

This borrower member posted the following loan description, which has not been verified:

This loan will be used to pay off credit cards. My credit card debt is too high, and I feel I will have a hard time building a personal nest egg until I can take care of the interest on my credit cards. I am usually responsible about my finances, but I recently had two major life events, a wedding and buying my first house. To compensate, I would like to pay off my cards at a lower rate, get out of my debt sooner, and start building my personal investments sooner.

A credit bureau reported the following information about this borrower member on December 5, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	20	Months Since Last Delinquency:	11
Revolving Credit Balance:	$604.00	Public Records On File:	0
Revolving Line Utilization:	3.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 367112

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
367112	$1,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 367112. Member loan 367112 was requested on December 6, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	State of California	Debt-to-income ratio:	6.16%
Length of employment:	2 years 6 months	Location:	Sacramento, CA

Home town:	Lancaster
Current & past employers:	State of California, Andrews International
Education:	Sacramento City College

This borrower member posted the following loan description, which has not been verified:

Request $1,000.00 loan to consolidate expected Christmas expenses.

A credit bureau reported the following information about this borrower member on December 6, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1986	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	16
Revolving Credit Balance:	$100.00	Public Records On File:	1
Revolving Line Utilization:	0.50%	Months Since Last Record:	92
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 367125

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
367125	$20,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 367125. Member loan 367125 was requested on December 6, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,667 / month
Current employer:	Transportation Security Administration	Debt-to-income ratio:	2.68%
Length of employment:	7 years 4 months	Location:	Port Huron, MI

Home town:	Port Huron
Current & past employers:	Transportation Security Administration, Department of the Treasury, U.S. Army
Education:

This borrower member posted the following loan description, which has not been verified:

This loan will be used to purchase a 3 bedroom house that is currently in foreclosure. The house is located next to one of my other rental houses, and since I know the area, I know I can rent this house out for $800 per month, which will cover the cost of the monthly payment. The obvious question is why not go through a mortgage company. Answer: Almost every mortgage lender I have talked to charges a $2000 lender fee on investment real estate. So, while the monthly payment would be lower on a 30 year fixed rate mortgage, I hate giving the bank 2K for the honor of giving me a loan with a credit score of 764. Plus, after 3 years I will own the property out right. Thanks for looking at my loan, and if you have any questions, please ask.

A credit bureau reported the following information about this borrower member on December 6, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,743.00	Public Records On File:	0
Revolving Line Utilization:	15.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 367135

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
367135	$10,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 367135. Member loan 367135 was requested on December 6, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,333 / month
Current employer:	Williams Lea	Debt-to-income ratio:	23.01%
Length of employment:	2 years	Location:	Whittier, CA

Home town:	Edison
Current & past employers:	Williams Lea, Boston Consulting Group
Education:	Elon University, Chapman University

This borrower member posted the following loan description, which has not been verified:

I am currently re-paying a low APR, fixed rate student loan that I will be free of by 2011. I have two credit cards that total 10k that I would like to also pay down by 2011, so my family can be debt free and begin to finally save for a down payment on a home. However, fair deals from the credit cards I have apparently have vanished. The transaction fees seem to have lost their ceilings and the APRs aren't attractive. I do not wish to obtain any more credit cards. I want one bill, fixed rate, low APR with a set payment schedule. That quest has led me to Lending Club. Thank you.

A credit bureau reported the following information about this borrower member on December 6, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,538.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 367159

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
367159	$14,400	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 367159. Member loan 367159 was requested on December 6, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	NTX wireless	Debt-to-income ratio:	9.34%
Length of employment:	3 months	Location:	Allentown, PA

Home town:	Cairo
Current & past employers:	NTX wireless
Education:	Trinity Bible College

This borrower member posted the following loan description, which has not been verified:

I need this loan to buy a home on an auction that happens once a year, the house would be my personal and only home. Thank You Lutthe84

A credit bureau reported the following information about this borrower member on December 6, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,292.00	Public Records On File:	0
Revolving Line Utilization:	4.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 367170

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
367170	$6,250	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 367170. Member loan 367170 was requested on December 6, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$917 / month
Current employer:	Anything Joe's	Debt-to-income ratio:	4.69%
Length of employment:	1 year 2 months	Location:	Fort Mill, SC

Home town:	Mobile
Current & past employers:	Anything Joe's, Carpe Diem Coffee and Tea Company, Penelope House
Education:	University of Mobile

This borrower member posted the following loan description, which has not been verified:

We are seeking this loan of $24700.00 in order to purchase the assets of the currently operating franchise of Anything Joe's in Fort Mill, South Carolina. We would be using the loan to buy the assets and inventory of the children's retail store and begin operation in January of 2009.

A credit bureau reported the following information about this borrower member on December 6, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	74
Revolving Credit Balance:	$3,093.00	Public Records On File:	0
Revolving Line Utilization:	10.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 367176

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
367176	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 367176. Member loan 367176 was requested on December 6, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	Northrop Grumman	Debt-to-income ratio:	10.76%
Length of employment:	9 years 6 months	Location:	Oklahoma City, OK

Home town:	Santa Maria
Current & past employers:	Northrop Grumman
Education:	Oklahoma City University

This borrower member posted the following loan description, which has not been verified:

This loan is to cover equipment for my Fruit Bouquet business. Items included are a walk-in cooler, 3 compartment sink, stainless work tables, food slicing equipment, chocolate temperers, racks, and furniture.

A credit bureau reported the following information about this borrower member on December 6, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 367180

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
367180	$4,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 367180. Member loan 367180 was requested on December 6, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Self employed	Debt-to-income ratio:	20.53%
Length of employment:	13 years 5 months	Location:	Rockford, MI

Home town:
Current & past employers:	Self employed, Currently co-owner BirdWatcher's Marketplace/BirdWatchers.com
Education:	Michigan Technological University

This borrower member posted the following loan description, which has not been verified:

Nest Egg Products, a sole proprietorship, is a distributor of birding products in Michigan, Indiana and Ohio. Our customers are wild bird & nature stores, lawn and garden centers, pet food stores and super markets. Some or our product lines are Birdola - the original wild bird seed cakes; Heath Products - a manufacturer of wild bird houses, feeders and suet; Brome Birdcare - the manufacturer of Squirrel Buster squirrel proof bird feeders; Woodpecker Products - manufacturer of processed suet and log feeders for wild birds. Nest Egg Products was previously known as Third Bind Inc - in business since 1993 and the first distributor of Birdola. When the owner of Third Bird retired April 1. 2007, Nest Egg Products purchased Third Bird's inventory and delivery vehicle and has continued it's sucessful relationships with Third Bird's customers. Nest Egg Products sales for the period April 1 2008 thru November 30 2008 have increased steadily over the same 2007 period. This request is for addition funds to increase our current inventory levels of current products and to add additional lines to better service our customers.

A credit bureau reported the following information about this borrower member on December 6, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1984	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,696.00	Public Records On File:	0
Revolving Line Utilization:	88.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 367186

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
367186	$18,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 367186. Member loan 367186 was requested on December 6, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:	n/a	Debt-to-income ratio:	18.30%
Length of employment:	4 years	Location:	Baltimore, MD

Home town:	Washington
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to refinance my very high interest Prosper loan. The interest rate is excessive and my payments are $954 a month, which is more than my mortgage! Refinancing will free up cash so I can continue to pay down my remaining unsecured debt and achieve my ultimate goal of living debt free. Yay. :o)

A credit bureau reported the following information about this borrower member on December 6, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	2
Revolving Credit Balance:	$18,535.00	Public Records On File:	0
Revolving Line Utilization:	63.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Posting Report Supplement No. 56 dated December 7, 2008